(jj)(1)

                            ASSET PURCHASE AGREEMENT
                            ------------------------


THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and is entered into this 3rd day of July, 2000, effective 12:01 a.m., by, between and among POMEROY COMPUTER RESOURCES, INC., a Delaware corporation, ("Purchaser No. 1"), POMEROY SELECT INTEGRATION SOLUTIONS, INC. ("Purchaser No. 2"), DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and DATASOURCE SYSTEMS MARKETING CORPORATION, a Delaware corporation ("Seller"), and ROAR LUND ("R. Lund") (also hereinafter referred to as the "Shareholder").

                              W I T N E S S E T H :

WHEREAS, Seller is a full service provider of a variety of computer service and support solutions to large and medium size commercial, governmental and other professional customers throughout the Minneapolis, St. Paul, Minnesota Metropolitan area; and

WHEREAS, Shareholder is the owner of three (3) shares of the outstanding stock of Seller, which stock constitutes one hundred percent (100%) of the outstanding stock of Seller; and

WHEREAS, Purchaser No. 1 is in the business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration; and

WHEREAS, Purchaser No. 2, a wholly-owned subsidiary of Purchaser No. 1, is a single source provider of integrated desktop management and network services including life cycle services, internetworking services, and end user support services; and

WHEREAS, Purchaser No. 1 desires to purchase certain of the assets of Seller used in its business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration ("Business No. 1") and assume certain of the liabilities of Seller in connection with Business No. 1 and Purchaser No. 2 desires to purchase certain of the assets of Seller used in its integrated desktop management and network services business ("Business No. 2") and assume certain of the liabilities of Seller in connection with Business No. 2; and Seller desires to sell certain of such assets, subject to such liabilities, but only (i) upon the terms and subject to the conditions set forth in this Agreement, (ii) the representations, warranties, covenants, indemnifications, assurances and undertakings of Seller, Shareholder and of Purchaser No. 1 and Purchaser No. 2 contained in this Agreement, (iii) the agreement of Seller to refrain from competition with Purchaser No. 1 and Purchaser No. 2 for five (5) years from the Closing of this transaction, and (iv) the agreement of Shareholder to refrain from competition for the later of five (5) years from the Closing Date or one
(1) year after the termination of Shareholder's employment with Purchaser No. 1 pursuant to and in accordance with, the terms of his Employment Agreement to be executed upon Closing.

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:


                                       1.
                                   DEFINITIONS
                                   -----------

1.1 Affiliate.  "Affiliate"  shall have the meaning ascribed to such term in
    ---------
    Rule 405 promulgated under the Securities Act of 1933, as amended.

1.2  Assumed  Liabilities  No  1.  The  "Assumed  Liabilities  No. 1" are the
     ---------------------------
     liabilities of Seller assumed or paid at Closing by Purchaser No. 1 pursuant to Section 3.1 of this Agreement.

1.3  Assumed  Liabilities  No  2.  The  "Assumed  Liabilities  No. 2" are the
     ---------------------------
     liabilities of Seller assumed or paid at Closing by Purchaser No. 2 pursuant to Section 3.2 of this Agreement.

1.4  Balance  Sheet.  The  "Balance Sheet" is  the unaudited balance sheet of
     --------------
     Seller as of May 31, 2000, included as part of the Financial Statements.

1.5  Closing.  The  "Closing"  shall  be the consummation of the transactions
     -------
     contemplated under this Asset Purchase Agreement.

1.6  Closing  Date.  The  "Closing  Date"  shall be as of 12:01 a.m., E.D.T.,
     -------------
     July 3, 2000.

1.7  Code.  The  "Code"  is the Internal Revenue Code of 1986, as amended, 26
     ----
     U.S.C.  1  et seq.
                ------

1.8  Court.  A "Court" is any federal, state, municipal, domestic, foreign or
     -----
     other governmental tribunal or an arbitrator or person with similar power or authority.

1.9  Disclosure  Schedule.  The  "Disclosure  Schedule"  is  the  Disclosure
     --------------------
     Schedule dated the date of this Agreement and delivered by Seller to Purchaser No. 1 and Purchaser No. 2, respectively.

1.10 Encumbrance.  An  "Encumbrance"  is  any  security  interest,  lien, or
     -----------
     encumbrance whether imposed by agreement, understanding, law or otherwise, on any of Purchased Assets No. 1 and/or Purchased Assets No. 2 (as defined herein).

1.11 Excluded Assets.  An "Excluded Asset" is any asset set forth in Section
     ---------------
     2.4.

1.12 Financial  Statements.  The  "Financial  Statements"  are  the  audited
     ---------------------
     financial statements of Seller for the year ended October 31, 1999, including any and all notes thereto and the unaudited financial statements of Seller for the period ending October 31, 1998 and October 31, 1997, and for the period commencing November 1, 1999 and ending May 31, 2000.

1.13 Governmental  Entity.  A  "Governmental  Entity"  is  any  Court or any
     --------------------
     federal,  state,  municipal,  domestic,  foreign  or  other  administrative
     agency,  department,   commission,  board,  bureau  or  other  governmental
     authority or instrumentality.

1.14 Knowledge  of Seller and Shareholder or Seller's Knowledge.  "Knowledge
     ----------------------------------------------------------
     of Seller and Shareholder and/or Seller's Knowledge" shall mean actual knowledge of the Shareholder.

1.15 Net  Asset  Amount  No.  1.  "Net  Asset  Amount  No. 1" shall have the
     --------------------------
     meaning set forth in Section 5.1.

1.16 Net  Asset  Amount  No.  2.  "Net  Asset  Amount  No. 2" shall have the
     --------------------------
     meaning set forth in Section 5.1.

1.17 NPBT.  The net profit before taxes of Purchaser No. 1's Minneapolis/St.
      ----
     Paul, Minnesota Division and Purchaser No. 2's Minneapolis/St. Paul, Minnesota Division for the applicable period as set forth in Section 4.6. The determination of NPBT shall be determined in accordance with the provisions set forth in Section 4.6.

1.18  Person.  Any  natural  person,  firm,  partnership,  association,
      ------
     corporation, company, limited liability company, limited partnership, trust, business trust, governmental authority or other entity.

1.19 Pro  Forma Balance Sheet No. 1.  The "Pro Forma Balance Sheet No. 1" is
     ------------------------------
     the balance sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities relating to Business No. 1 of Seller as of the Closing Date.

1.20 Pro  Forma Balance Sheet No. 2.  The "Pro Forma Balance Sheet No. 2" is
     ------------------------------
     the balance sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities relating to Business No. 2 of Seller as of the Closing Date.

1.21 Purchase  Price  No.  1.  The  "Purchase  Price  No.  1"  is  the total
     -----------------------
     consideration paid by Purchaser No. 1 to Seller for Purchased Assets No. 1 as set forth in Sections 4.1 and 4.6.

1.22 Purchase  Price  No.  2.  The  "Purchase  Price  No.  2"  is  the total
     -----------------------
     consideration paid by Purchaser No. 2 to Seller for Purchased Assets No. 2 as set forth in Sections 4.2 and 4.6

1.23 Purchased Assets No. 1.  The "Purchased Assets No. 1" are the assets of
     ----------------------
     Seller, used in Business No. 1, acquired by Purchaser No. 1 pursuant to the terms of this Agreement.

1.24 Purchased Assets No. 2.  The "Purchased Assets No. 2" are the assets of
     ----------------------
     Seller, used in Business No. 2, acquired by Purchaser No. 2 pursuant to the terms of this Agreement.

1.25 Seller's  Accountant.  "Seller's  Accountant"  shall  mean  Boulay,
     --------------------
     Heutmaker, Zibell and Co., P.L.L.P.

1.26 May  31st  Pro-Forma  Balance  Sheet  No.  1.  The  "May 31st Pro-Forma
     --------------------------------------------
     Balance Sheet No. 1" is the unaudited balance sheet of Seller adjusted for Excluded Assets of Seller and Excluded Liabilities relating to Business No. 1 of Seller as of May 31, 2000.

1.27 May  31st  Pro-Forma  Balance  Sheet  No.  2.  The  "May 31st Pro-Forma
     --------------------------------------------
     Balance Sheet No. 2" is the unaudited balance sheet of Seller adjusted For Excluded Assets of Seller and Excluded Liabilities relating to Business No. 2 of Seller as of May 31, 2000.

1.28 Tax  or Taxes.  Any federal, state, provincial, local, foreign or other
     -------------
     income, alternative, minimum, any taxes under Section 1374 of the Code, any taxes under Section 1375 of the Code, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

1.29 Tax  Return.  A  "Tax  Return" is a report, return or other information
     -----------
     required to be supplied to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Seller.


                                        2.
                                      TERMS
                                      -----

2.1  Agreement.
     ---------
     Seller agrees to sell and convey to Purchaser No. 1 the Purchased Assets No. 1 as hereinafter set forth in Section 2.2. Seller agrees to sell and convey to Purchaser No. 2 the Purchased Assets No. 2 as hereinafter set forth in Section 2.3. Purchaser No. 1 agrees to purchase the Purchased Assets No. 1 and Purchaser No. 2 agrees to purchase the Purchased Assets No. 2. The agreements of Purchaser No. 1 and Purchaser No. 2 and Seller are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth.

2.2  Assets  to  be  Sold  by  Seller  and  Purchased  by  Purchaser  No.  1.
     -----------------------------------------------------------------------
     At the Closing of this Agreement, Purchaser No. 1 shall purchase and Seller shall sell all the assets of Seller used in Business No. 1, except for the Excluded Assets relating to Business No. 1. The Purchased Assets No. 1 shall include, but not be limited to:

     (a) The tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in Business No. 1, including without limitation, all such assets as reflected on the May 31, 2000 Pro Forma Balance Sheet No. 1 (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the May 31, 2000 Pro Forma Balance Sheet No. 1).

     (b) All intangible assets of Seller which are used in Business No. 1 of Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customer lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of the Seller, the right to use of the corporate and trade names of or used by the Seller, or any derivative thereof, as all or part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customer notes receivable relating to Business No. 1;

     (d) All inventory of Business No. 1 which shall be valued on a moving average basis at the lower of cost of acquisition, less any trade or cash discounts, or market;

     (e) All accounts receivable and vendor receivables relating to Business No. 1;

     (f) All prepaid expenses applicable to Business No. 1, including but not limited to all prepaid software licenses;

     (g) All vendor rebates, spiff money, retainage amounts under any contracts and any customer deposits relating to Business No. 1;

     (h) All distribution contracts and authorizations of Seller relating to Business No. 1;

     (i) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein relating to Business No. 1;

     (j) The assignment of any telephone numbers used in Business No. 1 of Seller;

     (k) The entire right, title, benefit and interest of Seller now existing or hereafter arising, in or to all indemnities, guaranties, warranties, claims and choses of action of Seller against other parties with respect to Purchased Assets No. 1, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to Purchased Assets No. 1;

     (l) Seller's rights under the agreements set forth in Schedule 2.2(l) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of Business No. 1) and not to engage in certain activities competitive with Business No. 1.

     (m) All other fees, assets, property, business and going concern value, and rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on Disclosure
          Schedule 2.2(m) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Disclosure Schedule.

2.3  Assets  to  be  Sold  by  Seller  and  Purchased  by  Purchaser  No.  2.
     -----------------------------------------------------------------------
     At the Closing of this Agreement, Purchaser No. 2 shall purchase and Seller shall sell all the assets of Seller used in Business No. 2, except for the Excluded Assets relating to Business No. 2. The Purchased Assets No. 2 shall include, but not be limited to:

     (a) The tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in Business No. 2, including without limitation, all such assets as reflected on the May 31, 2000 Pro Forma Balance Sheet No. 2 (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the May 31, 2000 Pro Forma Balance Sheet No. 2).

     (b) All intangible assets of Seller which are used in Business No. 2 of Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customer lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of the Seller, the right to use of the corporate and trade names of or used by the Seller, or any derivative thereof, as all or part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customer notes receivable relating to Business No. 2;

     (d) All inventory of Business No. 2 which shall be valued on a moving average basis at the lower of cost of acquisition, less any trade or cash discounts, or market;

     (e) All accounts receivable and vendor receivables relating to Business No. 2;

     (f) All prepaid expenses applicable to Business No. 2, including but not limited to all prepaid software licenses;

     (g) All of Seller's fixed rate contracts and time and material contracts relating to Business No. 2;

     (h) All vendor rebates, spiff money, retainage amounts under any contracts and any customer deposits relating to Business No. 2;

     (i)  All of Seller's service contracts relating to Business No. 2;

     (j) All distribution contracts and authorizations of Seller relating to Business No. 2;

     (k) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein relating to Business No. 2;

     (l) The assignment of any telephone numbers used in Business No. 2 of Seller;

     (m) The entire right, title, benefit and interest of Seller now existing or hereafter arising, in or to all indemnities, guaranties, warranties, claims and choses of action of Seller against other parties with respect to Purchased Assets No. 2, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to Purchased Assets No. 2;

     (n) Seller's rights under the agreements set forth in Schedule 2.3(n) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of Business No. 2) and not to engage in certain activities competitive with Business No. 2; and

     (o) All other fees, assets, property, business and going concern value, and rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on Disclosure
          Schedule 2.3(o) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Disclosure Schedule.

2.4  Excluded  Assets.
     ----------------

     The Excluded Assets are set forth on Exhibit A hereto.

2.5  Lease  Agreements.
     -----------------

     Seller is the lessee under certain lease agreements calling for payments of more than $5,000.00 per year covering the following real and personal properties:

     (i)  See attached Disclosure Schedule 2.5.


     At the Closing, Seller and Purchaser No. 1 or Purchaser No. 2 shall execute necessary documentation for the assignment of these leases and all of Seller's right and interest thereunder to Purchaser No. 1 and/or Purchaser No. 2, as agreed upon by the parties and, at the Closing, Seller shall assign all its rights and interest in said leases to Purchaser No. 1 and/or Purchaser No. 2, as applicable. Purchaser No. 1 and Purchaser No. 2 agree to indemnify and hold Seller harmless from any liability with respect to the aforementioned leases occurring after the Closing Date which is assumed by such party. To the extent that the assignment of any lease shall require the consent of other parties thereto, this Agreement shall not constitute an assignment thereof and Seller shall obtain any such necessary consents or assignments by the Closing, or as reasonably possible after the Closing.

2.6  Instruments  of  Transfer.
     -------------------------

     Except as otherwise provided herein, at Closing, Seller will deliver to Purchaser No. 1 and Purchaser No. 2, respectively, such bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and assignment as shall be effective to vest in Purchaser No. 1 and Purchaser No. 2, as applicable, good title and interest in and to Purchased Assets No. 1 and Purchased Assets No. 2, respectively. At or after the Closing, and without further consideration, Seller will execute and deliver to Purchaser No. 1 and Purchaser No. 2, as applicable, such further instruments of conveyance and transfer and take such other action as Purchaser No. 1 and/or Purchaser No. 2 may reasonably request in order to more effectively convey and transfer to Purchaser No. 1 and/or Purchaser No. 2, as applicable, any of the Purchased Assets No. 1 and/or Purchased Assets No. 2 or for aiding and assisting and collecting and reducing to possession and exercising rights with respect thereto. Seller and Shareholder agree to use their best efforts to obtain and deliver to Purchaser No. 1 and Purchaser No. 2, as applicable, such consents, approvals, assurances and statements from third parties as Purchaser No. 1 and Purchaser No. 2, as applicable, may reasonably require in a form reasonably satisfactory to Purchaser No. 1 and Purchaser No. 2. In addition to the foregoing, Seller will deliver to Purchaser No. 1 and Purchase No. 2, as applicable, the originals or copies of all of Seller's books, records and other data relating to Purchased Assets No. 1 and Purchased Assets No. 2, respectively; and simultaneously with such delivery, Seller shall take all such acts as may be necessary to put Purchaser No. 1 in actual possession, and operating control of Purchased Assets No. 1 and put Purchaser No. 2 in actual possession, and operating control of Purchased Assets No. 2. Seller shall cooperate with Purchaser No. 1 and Purchaser No. 2 to permit such parties, if possible, to enjoy Seller's ratings and benefits under workmen's compensation laws and unemployment compensation laws to the extent permitted by such laws.

2.7     Instruments  Giving  Certain  Powers  and  Rights.
        -------------------------------------------------

     At the Closing, Seller shall, by appropriate instrument, constitute and appoint Purchaser No. 1 and Purchaser No. 2, their respective successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser No. 1 and/or Purchaser No. 2, as applicable, or the name of Seller, on behalf of and for the benefit of Purchaser No. 1 and Purchaser No. 2, as applicable, to collect all accounts receivable and/or vendor receivables and other items being transferred and assigned to Purchaser No. 1 and/or Purchaser No. 2, as applicable, as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser No. 1 and/or Purchaser No. 2, as applicable, is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser No. 1 and/or Purchaser No. 2, as applicable, may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to Purchased Assets No. 1 and/or Purchased Assets No. 2, as applicable, to defend and compromise any and all actions, suits and proceedings in respect of any of Purchased Assets No. 1 and/or Purchased Assets No. 2, as applicable, and to do all such acts and things in relation thereto as such party may deem advisable. Purchaser No. 1 and/or Purchaser No. 2, as applicable, shall provide Seller with notice of any collection action(s) instituted by it under this provision. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser No. 1 and/or Purchaser No. 2, as applicable, shall retain for its own respective account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser No.1 and/or Purchaser No. 2, as applicable, if and when received, any amounts which shall be received by Seller after the Closing in respect of any such receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser No. 1 and/or Purchaser No. 2, as provided herein. Seller further agrees that, at any time or from time to time after the Closing, it will, upon the request of Purchaser No. 1 and/or Purchaser No. 2 and at Seller's expense, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further reasonable acts, assignments, transfers, powers of attorney or assurances as may be required in order to further transfer, assign, grant, assure and confirm to Purchaser No. 1 and/or Purchaser No. 2, as applicable, or to aid and assist in the collection or granting of possession by Purchaser No. 1 and/or Purchaser No. 2, as applicable, of any of the Purchased Assets No. 1 and/or the Purchased Assets No. 2, or to vest in Purchaser No. 1 good and marketable title to Purchased Assets No. 1 and to vest in Purchaser No. 2 good and marketable title to Purchased Assets No. 2.

     To the extent that any assignment does not result in a complete transfer of the contracts to Purchaser No. 1 and/or Purchaser No. 2, as applicable, because of a provision in any contract against Seller's assignment of any its right thereunder, Seller shall cooperate with Purchaser No. 1 and Purchaser No. 2 in any reasonable manner proposed by Purchaser No. 1 and/or Purchaser No. 2, as applicable, to complete the acquisition of the contracts and Seller's rights, benefits and privileges thereunder in order to fulfill and carry out Seller's obligations under this Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, which allows such party to perform Seller's duties under such contracts and to enforce Seller's rights thereunder; or (ii) entering into a new multi-party agreement with such customers which allows Purchaser No. 1 and/or Purchaser No. 2, as applicable, to perform Seller's obligations and enforce Seller's rights under the contracts.

                                       3.
                            ASSIGNMENT OF LIABILITIES
                            -------------------------

3.1     Liabilities  to  be  Paid  Off at Closing or Assumed by Purchaser No. 1.
        -----------------------------------------------------------------------

     A. At the Closing, Purchaser No. 1 shall assume and pay off or discharge when due (and secure the release of Seller and Shareholder from any and all personal liability or guaranty with respect to such obligation), the following:

          (i) Seller's obligation to Deutsche Financial Services Company under a floor plan credit facility, the outstanding amount of which on June 22, 2000 is $637,525.53, plus accrued interest, and as of the Closing Date is $1,085,264.49, which is collateralized by a security interest in Seller's assets;

          (ii) Seller's obligation to Deutsche Financial Services Company under a line of credit facility, the outstanding amount of which on June 22, 2000 is $970,225.15, plus accrued interest, and as of the Closing Date is $703,887.98, which is collateralized by a security interest in Seller's assets; and

               Seller's obligation to Deutsche Financial Services Company for both open and pending approvals for purchases of inventory of approximately $180,826.39 as of the Closing Date, which are not reflected in the above outstanding line of credit balance;

          (iii)Seller's obligation to IBM Credit Corporation under a floor plan credit facility, the outstanding amount of which on May 31, 2000 is $13,058.43, plus accrued interest, and as of the Closing Date is $20,271.86, which is collateralized by a security interest in Seller's assets;

          (iv) Seller's obligation to Western State Bank of St. Paul under a loan agreement, the outstanding amount of which on June 22, 2000 is $200,000.00, plus accrued interest, and as of the Closing Date is $205,333.34;

          (v) Seller's obligation to R.A. Tickle under a loan arrangement, the outstanding amount of which on June 22, 2000 is $255,454.76, plus accrued interest, and as of the Closing Date is $259,393.91; and

          (vi) Seller's obligation to Ford Communications in the amount of $34,687.09.

     The Assumed Liabilities to be paid off as set forth in Sections 3.1 A. (i),
     (ii), (iii), (iv), (v) and (vi), as may be incurred, increased or decreased since the May 31, 2000 Pro Forma Balance Sheet No. 1 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business or any other transaction permitted by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 1 requirement set forth in Section 4.1(d) as of the Closing Date.


     It is intent of the parties that Purchaser No. 1 shall pay off at Closing, or assume and pay off or discharge when due, all obligations of Seller set forth in Section 3.1 A above (subparagraphs (iv) and (v) shall be paid off) for which the Shareholder has personal liability and Purchaser No. 1 agrees to use its best efforts to secure the release of Shareholder from such liability after the Closing if such releases are not secured prior to Closing.

     B. All of the trade accounts payable of the Seller relating to Business No. 1 incurred in the ordinary course of business consistent with Seller's prior practices, the outstanding amount of which is $287,550.33 on June 23, 2000, and as may be incurred, increased or decreased since June 23, 2000 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business or any other transaction provided by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 1 requirement set forth in Section 4.1(d) as of the Closing Date.

3.2  Liabilities  to  be  Paid  Off at Closing or Assumed by Purchaser No. 2.
     -----------------------------------------------------------------------

     At the Closing, Purchaser No. 2 shall assume and pay off or discharge when due (and secure the release of Seller and Shareholder from any and all personal liability or guaranty with respect to such obligation), the following:

     A. All of the trade accounts payable of the Seller relating to Business No. 2 incurred in the ordinary course of business consistent with Seller's prior practices, the outstanding amount of which is $81,103.94 on June 23, 2000, and as may be incurred, increased or decreased since June 23, 2000 for operations in the ordinary course of business or any other transaction provided by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 2 requirement set forth in Section 4.2(d) as of the Closing Date.

3.3  Executory  Contracts  to  be  Assumed  by  Purchaser  No.  1.
     ------------------------------------------------------------

     At the Closing, Purchaser No. 1 shall assume and pay, perform and discharge when due the following:

     (i) All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.2.

     (ii) All future liabilities for merchandise in transit FOB shipping point relating to Business No. 1 which has not been received and/or entered into inventory by Seller and for which no bill has been posted by Seller as of the Closing.

3.4  Executory  Contracts  to  be  Assumed  by  Purchaser  No.  2.
     ------------------------------------------------------------

     At the Closing, Purchaser No. 2 shall assume and pay, perform and discharge when due the following:

     (i) All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.3.

     (ii) All future liabilities for merchandise in transit FOB shipping point relating to Business No. 2 which has not been received and/or entered into inventory by Seller and for which no bill has been posted by Seller as of the Closing.

3.5  Excluded  Liabilities.
     ---------------------

     Notwithstanding anything in this Agreement to the contrary, Purchaser No. 1 and Purchaser No. 2 shall not assume or become responsible for any claim, liability or obligation of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise (a "Liability") of Seller except Assumed Liabilities No. 1 and Assumed Liabilities No. 2 that are specifically assumed by such party. Without limiting the generality of the foregoing, the following are included among the Liabilities of Seller which Purchaser No. 1 and Purchase No. 2 shall not assume or become responsible for (unless specifically included as Assumed Liabilities No. 1 or Assumed Liabilities No. 2):

     (a) all Liabilities for any Taxes whether deferred or which have accrued or may accrue or become due and payable by Seller either prior to, on or after the Closing Date, including, without limitation, all Taxes and fees of a similar nature arising from the sale and transfer of Purchased Assets No. 1 and Purchased Assets No. 2 to Purchaser No. 1 and Purchaser No. 2, respectively;

     (b) all Liabilities and obligations to directors, officers, employees or agents of Seller, including, without limitation, all Liabilities and obligations for wages, salary, bonuses, commissions, vacation (provided that Seller's employees that become employees of Purchaser No. 1 and/or Purchaser No. 2 shall be able to take any unused vacation days for the current year during the remaining portion of the year as part of Purchaser's No. 1 and/or Purchaser's No. 2 own vacation program for its employees) or severance pay, profit sharing or pension benefits, and all Liabilities and obligations arising under any bonus, commission, salary or compensation plans or arrangements, whether accruing prior to, on or after the Closing Date;

     (c) all Liabilities and obligations with respect to unemployment compensation claims and workmen's compensation claims and claims for race, age and sex discrimination or sexual harassment or for unfair labor practice based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any of Seller's employees, prior to, on or after the Closing Date;

     (d) all Liabilities of Seller to third parties for personal injury or damage to property based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any third party prior to, on or after the Closing Date;

     (e) all Liabilities and obligations of Seller arising under or by virtue of federal or state environmental laws based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted prior to, on or after the Closing Date;

     (f) all Liabilities of Seller including any costs of attorneys' fees incurred in connection therewith, for litigation, claims, demands or governmental proceedings arising from occurrences, circumstances or events, or exposure to conditions occurring or existing prior to the Closing Date;

     (g) all Liabilities based on any theory of liability or product warranty with respect to any product manufactured or sold prior to the Closing Date and for which any claim may be asserted by any third party, prior to, on or after the Closing Date;

     (h) all attorneys' fees, accountants' or auditors' fees, and other costs and expenses incurred by Seller and/or Shareholder in connection with the negotiation, preparation and performance of this Agreement or any of the transactions contemplated hereby;

     (i)  all Liabilities of Seller in connection with the Excluded Assets;

     (j) any Liabilities of Seller with respect to any options, warrants, agreements or convertible or other rights to acquire shares of its capital stock of any class; and

     (k) any Liabilities of Seller incurred incident to any indemnification for breach of any representations, warranties, covenants, or other agreements made by Seller under any of the asset purchase, stock, reorganization, or other legal transaction(s) set forth in Disclosure
          Schedule 2.2(m) and/or 2.3(o).

     (l) any Liabilities of Seller with respect to any loans or advances made by Shareholder or any Affiliate to Seller;

     (m) all other debts, Liabilities, obligations, contracts and commitments (whether direct or indirect, known or unknown, contingent or fixed, liquidated or unliquidated, and whether now or hereinafter arising) arising out of or relating to the ownership, operation or use of any of Purchased Assets No. 1 and/or Purchased Assets No. 2 on or prior to the Closing Date or the conduct of the Business No. 1 of Seller and/or Business No. 2 of Seller prior to the Closing Date, except only for the liabilities and obligations to be assumed or paid, performed or discharged by Purchaser No. 1 and/or Purchaser No. 2 constituting Assumed Liabilities No. 1 or Assumed Liabilities No. 2.

Seller shall pay all liabilities not being assumed hereunder by Purchaser No. 1 or Purchaser No. 2 within the customary time for payment of such liabilities.

It is the intent of the parties that upon Closing, all employees of Seller will be terminated by such parties and Purchaser No. 1 or Purchaser No. 2 will extend offers of employment to such individuals.

                                       4.
                                CONSIDERATION FOR
                                -----------------
                PURCHASED ASSETS NO. 1 AND PURCHASED ASSETS NO. 2
                -------------------------------------------------

4.1  Purchase  Price  No.  1  for  Purchased  Assets  No.  1.
     -------------------------------------------------------

     Subject to the other terms of this Agreement, Purchase Price No. 1 for Purchased Assets No. 1 shall be the sum of:

     (a)  Zero Dollars ($0.00);



     (b)  The liabilities assumed or paid off at Closing under Section 3.1; and

     (c) Any amount that may be paid pursuant to Section 4.6 that is allocated to Purchase Price No. 1.

     The sum of the items contained in Sections 4.1(a), (b) and (c) above shall be adjusted by the amount determined under Sections 4.1(d) and 4.1(e) as follows:

     (d) If Net Asset Amount No. 1 of Seller as of the Closing Date as shown on the Pro Forma Balance Sheet No. 1 is less than $(29,071.00), Purchase Price No. 1 shall be decreased on a dollar-for-dollar basis to the extent of such deficit. If Net Asset Amount No. 1 of Seller as of the Closing Date as shown on Pro Forma Balance Sheet No. 1 is greater than $(29,071.00), Purchase Price No. 1 shall be increased on a dollar-for-dollar basis to the extent of such excess. The determination of Net Asset Amount No. 1 shall be made in the manner provided for in Section 5.1 hereof.


     (e) The Purchase Price No. 1 shall be reduced by the sum of $5,000.00 for each employee of Seller who fails to commence employment with Purchaser No. 1 and/or Purchaser No. 2 upon the Closing Date and for each employee who would leave the employment of Purchaser No. 1 and/or Purchaser No. 2 before the expiration of ninety (90) days from the Closing Date other than due to such employee's death, disability or the agreement of Purchaser No. 1, Purchaser No. 2, and Seller and Shareholder to terminate employee. Purchaser No. 1 acknowledges that
          S. Hoffman and D. Berry have provided Seller with termination notices, which terminations shall not be subject to this provision.

4.2  Purchase  Price  No.  2  for  Purchased  Assets  No.  2.
     -------------------------------------------------------

     Subject to the other terms of this Agreement, the Purchase Price for Purchased Assets No. 2 shall be the sum of:

     (a)  One Hundred Fifty Thousand Dollars ($150,000.00);


     (b)  The liabilities assumed or paid off at Closing under Section 3.2; and


     (c) Any amount that may be paid pursuant to Section 4.6 that is allocated to Purchase Price No. 2.

          The sum of the items contained in Sections 4.2(a), (b), (c), above shall be adjusted by the amount determined under Section 4.2(d), as follows:

     (d) If Net Asset Amount No. 2 of Seller as of the Closing Date as shown on the Pro Forma Balance Sheet No. 2 is less than $570,253.00, Purchase Price No. 2 shall be decreased on a dollar-for-dollar basis to the extent of such deficit. If Net Asset Amount No. 2 of Seller as of the Closing Date as shown on Pro Forma Balance Sheet No. 2 is greater than $570,253.00, Purchase Price No. 2 shall be increased on a dollar-for-dollar basis to the extent of such excess. The determination of Net Asset Amount No. 2 shall be made in the manner provided for in Section 5.1 hereof.

4.3  Payment  of  the  Purchase  Price  for  Purchased  Assets  No.  1.
     -----------------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser No. 1 shall deliver:

     (a) A promissory note in the amount of $0.00, as may be adjusted as set forth in Section 4.1(d) and/or Section 4.1(e). Such promissory note shall bear interest at the prime rate of Chase Manhattan Bank as of the date of Closing. The principal of the promissory note and all accrued interest shall be payable in full ninety (90) days from the Closing Date. A copy of said promissory note is attached hereto as Exhibit "B".


     (b)  The Assumed Liabilities No. 1 assumed or paid off under Section 3.1.

4.4  Payment  of  the  Purchase  Price  for  Purchased  Assets  No.  2.
     -----------------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser No. 2 shall deliver:

     (a) A promissory note in the amount of $150,000.00, as may be adjusted as set forth in Section 4.2(d). Such promissory note shall bear interest at the prime rate of Chase Manhattan Bank as of the date of Closing. The principal of the promissory note and all accrued interest shall be payable in full ninety (90) days from the Closing Date. A copy of said promissory note is attached hereto as Exhibit "B-1".


     (b)  The Assumed Liabilities No. 2 assumed or paid off under Section 3.2.

4.5  Allocation  of  Purchase  Price.
     -------------------------------

     Purchase Price No. 1 to be paid to Seller hereunder, including the liabilities assumed or paid by Purchaser No. 1 pursuant to Section 3.1, shall be allocated as set forth on Exhibit C attached hereto. Purchase Price No. 2 to be paid to Seller hereunder, including the liabilities assumed or paid by Purchaser No. 2 pursuant to Section 3.2, shall be allocated as set forth in Exhibit C-1 attached hereto. Seller, Purchaser No. 1, Purchaser No. 2 and Shareholder agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement.

4.6  Potential  Adjustment  to  Purchase  Price.
     ------------------------------------------

     If the net profits before taxes ("NPBT") of the Purchaser No. 1's and Purchaser No. 2's Minneapolis/St. Paul Divisions in the aggregate during any of fiscal years 2000 (July 3, 2000 to January 5, 2001), 2001, 2002, 2003, 2004 and (January 6, 2005 to July 2, 2005) exceed the applicable NPBT threshold for such year set forth below:

               Fiscal Year 2000   -   (Closing Date to January 5, 2001-pro rate
                                      $650,000.00)
               Fiscal Year 2001   -   $650,000
               Fiscal Year 2002   -   $650,000
               Fiscal Year 2003   -   $650,000
               Fiscal Year 2004   -   $650,000
              (January 6, 2005
                to July 2, 2005)  -   Pro  rate  $650,000

     Purchaser No. 1 and Purchaser No. 2 (according to the percentages set forth below) shall pay Seller, by bank check or wiring within ninety (90) days following the end of the fiscal year, an amount equal to fifty percent (50%) of the aggregate NPBT of Purchaser No. 1's and Purchaser No. 2's Minneapolis/St. Paul Divisions in excess of the NPBT Threshold for the applicable year or portion thereof, subject to a cumulative limitation of Seven Million Three Hundred Thousand Dollars ($7,300,000.00) during such aggregate period. Any NPBT shortfall in any year shall not be offset against any excess NPBT in any subsequent year(s) hereunder, it being the intent of the parties that the NPBT Threshold set forth herein shall apply to each applicable year separately, subject, however, to the cumulative limitation of Seven Million Three Hundred Thousand Dollars ($7,300,000.00) during such aggregate period. Such cash payment by Purchaser No. 1 and Purchaser No. 2 shall be additional Purchase Price which will be added to the good will allocation of the Purchase Price. Commencing on the installation of the Astea (MIS and Accounting) System at the Purchaser's No. 1 and Purchaser's No. 2 Minneapolis/St. Paul Divisions, a 1.5% MAS royalty fee on gross sales by Purchaser No. 1's and Purchaser No. 2's respective Minneapolis/St. Paul Divisions shall be made incident to said determination. For each subsequent year described above in this paragraph for which Purchaser No. 1 and Purchaser No. 2 may be required to pay additional Purchase Price, the parties shall, in good faith, agree upon the MAS royalty fee to be charged hereunder based on the level of services and support being provided by Purchaser No. 1 and Purchaser No. 2 to its respective Minneapolis/St. Paul Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for each subsequent year. For purposes of this Section, the term "Minneapolis/St. Paul Division" shall be defined as Business No. 1 and Business No. 2 acquired from Seller, by Purchaser No. 1 and Purchaser No. 2, respectively. Purchaser No. 1 and Purchaser No. 2 shall pay their respective percentage of any amounts due hereunder, which percentage shall be predicated on the respective NPBT contribution made by each of their Minneapolis/St. Paul Divisions to the computation set forth above.

     For purposes of this Section, the term "NPBT" shall mean the net profit before taxes of Purchaser No. 1's and Purchaser No. 2's Minneapolis/St. Paul Divisions during the applicable period. The NPBT shall be determined by the internally-generated financial statements of Purchaser No. 1 and Purchaser No. 2 determined in the manner set forth above in accordance with generally accepted accounting principles, consistently applied, provided that no effect shall be given to any gain or loss attributable to sale of assets by said Divisions not in the ordinary course of business. Said determination of NPBT shall be subject to verification as described below. In addition, for purposes of determining NPBT for any particular year, except as noted above, no item of income or expense will be allocated by Purchaser No. 1 or Purchaser No. 2 to Purchaser No. 1's and/or Purchaser No. 2's Minneapolis/St. Paul Division unless such items are reasonably calculated to contribute to the increase in profits of such Minneapolis/St. Paul Divisions, it being the intent of the parties that the Purchaser No. 1 and Purchaser No. 2 shall exercise the utmost good faith with respect to allocations of income and expense to Purchaser No. 1's and Purchaser No. 2's Minneapolis/St. Paul Division. Incident to the determination of NPBT of Purchaser No. 1's and Purchase No. 2's Minneapolis/St. Paul Division, no compensation of any executive or other employee of Purchaser No. 1 and/or Purchaser No. 2 or their respective affiliates who do not work directly for Purchaser No. 1's and/or Purchaser No. 2's Minneapolis/St. Paul Division shall be allocated to such division. Any payment made to Seller pursuant to this Section 4.6 shall not be charged against the NPBT for any year.

     Within ninety (90) days after the end of each fiscal year or period described herein, Purchaser No. 1 and Purchaser No. 2 will deliver to
     Seller  a copy of the  report  of NPBT  prepared  by  Purchaser  No.  1 and
     Purchaser No. 2 for the subject period along with any supporting documentation reasonably requested by Seller. Within thirty (30) days following delivery to Seller of such report, Seller shall have the right to object in writing to the results contained in such determination. If timely objection is not made by the Seller to such determination, such determination shall become final and binding for purposes of this Agreement. If timely objection is made by Seller to Purchaser No. 1 and Purchase No. 2 and Seller and Purchaser No. 1 and Purchaser No. 2 are able to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then such determination shall become final and binding as it regards to this Agreement. If timely objection is made by Seller to Purchaser No. 1 and Purchaser No. 2 and Seller and Purchaser No. 1 and Purchaser No. 2 are unable to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then all disputed matters pertaining to the report shall be submitted to and reviewed by an arbitrator (the
     "Arbitrator") which shall be an independent accounting firm selected by Purchaser No. 1 and Purchaser No. 2 and Seller. If Purchaser No. 1 and Purchaser No. 2 and Seller are unable to agree promptly on an accounting firm to serve as the Arbitrator, each shall select by no later than the 30th day following the expiration of the sixty-day (60-day) period, an accounting firm, and the two selected accounting firms shall be instructed to select promptly another independent accounting firm, such newly selected firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters, and its decision with respect to all disputed matters shall be final and binding upon Seller and Purchaser. Expenses of the Arbitration shall be borne one-half (1/2) by Purchaser No. 1 and Purchaser No. 2 and one-half (1/2) by Seller. Each party shall be responsible for its own attorney and accounting fees.

4.7  Certain  Closing  Expenses.
     --------------------------

     Except as set forth below, Seller shall be responsible for and shall pay all federal, state and local sales tax (if any), documentary stamp tax and all other duties, or other like charges properly payable upon and in connection with the conveyance and transfer of the Purchased Assets No. 1 by Seller to Purchaser No. 1 and the conveyance and transfer of the Purchased Assets No. 2 by Seller to Purchaser No. 2.

                                       5.
                            POST-CLOSING ADJUSTMENTS
                            ------------------------

5.1Within sixty (60) days after the Closing Date (the "Post Closing Date"), Seller's Accountant will deliver to Purchaser No.1 and to Purchaser No. 2 copies of Pro Forma Balance Sheet No. 1 and Pro Forma Balance Sheet No. 2, respectively, prepared by Seller's Accountant along with any supporting documentation reasonably requested by Purchaser No. 1 or Purchaser No. 2 reflecting Net Asset Amount No. 1 and Net Asset Amount No. 2 as of the Closing which shall be defined as the total of the Purchased Assets No. 1 less the total of the Assumed Liabilities No. 1 relating to Business No. 1, as reflected on Pro Forma Balance Sheet No. 1 (the "Net Asset Report No. 1") and the total of the Purchased Assets No. 2 less the total of the Assumed Liabilities No. 2 relating to Business No. 2, as reflected on Pro Forma Balance Sheet No. 2 (the "Net Asset Report No. 2"). The Pro Forma Balance Sheet No. 1 and the Pro Forma Balance Sheet No. 2 shall be prepared using the same accounting methods, policies, practices and procedures, with consistent classifications, judgments, estimations and methodologies as used in the preparation of the May 31, 2000 Pro Forma Balance Sheet No. 1 and the May 31, 2000 Pro Forma Balance Sheet No. 2. Within thirty (30) days following delivery to Purchaser No. 1 of Net Asset Report No. 1 and to Purchaser No. 2 of Net Asset Report No. 2, Purchaser No. 1 and Purchaser No. 2 shall have the right to object in writing to the results contained therein. If timely objection is not made by Purchaser No. 1 and/or Purchaser No. 2 to Net Asset Report No. 1 and/or Net Asset Report No. 2, as applicable, Net Asset Report No. 1 and Net Asset Report No. 2 shall become final and binding for purposes of this Agreement. If timely objection is made by Purchaser No. 1 and/or Purchaser No. 2 to Net Asset Report No. 1 and/or Net Asset Report No. 2, and Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, are able to resolve their differences in writing within fifteen (15) days following the expiration of such thirty (30) day period, then Net Asset Report No. 1 and/or Net Asset Report No. 2, as resolved, shall become final and binding as it relates to this Agreement. If timely objection is made by Purchaser No. 1 and/or Purchaser No. 2, as applicable, to Net Asset Report No. 1 and/or Net Asset Report No. 2 and Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, are unable to resolve their differences in writing within such fifteen (15) day period, then all disputed matters pertaining to Net Asset Report No. 1 and/or Net Asset Report No. 2 shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable. If Purchaser No. 1 and/or Purchaser No. 2, as applicable, and Seller are unable to agree promptly on the accounting firm to serve as the Arbitrator, each shall select by not later than the seventh (7th) day following the expiration of the Net Asset Report objection period, a nationally recognized accounting firm, and each selected accounting firm shall be instructed to jointly select promptly another nationally recognized accounting firm, such third accounting firm shall serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly and fairly to resolve all disputed matters and its decision with respect to all disputed matters shall be final and binding upon Seller, Purchaser No. 1 and Purchaser No. 2, as applicable. The expenses of the arbitration shall be borne one-half (1/2) by Purchaser No. 1 and/or Purchaser No. 2, as applicable, and one-half
(1/2) by Seller. Each party shall be responsible for its own attorney and accounting fees. If the Net Asset Amount No. 1 (as shown on the Net Asset Report No. 1) is less than $(29,071.00), the Purchase Price No. 1 to be paid to Seller shall be decreased on a dollar-for-dollar basis for such difference and shall be off-set against the promissory note set forth in Section 4.3(a) or (Section 4.4(a), if necessary), then from any payments to be made to Seller under Section 4.6, if necessary, and then from Seller and/or Shareholder for any deficiency, if any. If the Net Asset Amount No. 1 is greater than $(29,071.00), the Purchase Price No. 1 to be paid to Seller shall be increased on a dollar-for-dollar basis for excess by Purchaser paying to Seller by certified or cashier's check or wire transfer such excess. If the Net Asset Amount No. 2 (as shown on the Net Asset Report No. 2) is less than $570,253.00, the Purchase Price No. 2 to be paid to Seller shall be decreased on a dollar-for-dollar basis for such difference by Seller and shall be off-set against the promissory note set forth in Section 4.4(a) (or Section 4.3(a), if necessary), then against, any payments to be made to Seller, if any, under Section 4.6, if necessary, and then from Seller and/or Shareholder for any deficiency, if any. If the Net Asset Amount No. 2 is greater than $570,253.00, the Purchase Price No. 2 to be paid to Seller shall be increased on a dollar-for-dollar basis by Purchaser No. 2 paying to Seller by certified or cashier's check or wire transfer such excess.


     6.
                              EMPLOYMENT AGREEMENT
                              --------------------

6.1  Employment  Agreement  of  R.  Lund.
     -----------------------------------

     At Closing,  Purchaser No. 1 shall enter into an Employment  Agreement with
     R. Lund. A copy of said Employment Agreement is attached hereto and made a part hereof as Exhibit D.


                                       7.
                       COVENANT NOT TO COMPETE AGREEMENTS
                       ----------------------------------

7.1  Covenant  Not  to  Compete  Agreements  of  Seller  and  Shareholder.
     --------------------------------------------------------------------

     At Closing, Seller and Shareholder shall enter into Covenant Not to Compete Agreements with Purchaser No. 1 and Purchaser No. 2. Copies of said Covenant Not to Compete Agreements are attached hereto and made a part hereof as Exhibits E, E-1, E-2 and E-3.

                                       8.
                               SUBLEASE AGREEMENT
                               ------------------

8.1  Sublease  Agreement.
     -------------------

     Shareholder is the owner of the real estate located at 5051 Highway 7, St. Louis Park, Minnesota 55416. As a condition of the Closing of this Agreement, Shareholder shall have caused Seller to enter into a Sublease Agreement with Purchaser in the form attached hereto as Exhibit F. Such lease shall be a triple net lease for no more than twelve thousand (12,000) square feet for a period of three (3) years, at a base rental rate of $9.50 a square foot. Said Sublease shall be subject to cancellation by Purchaser No. 1 at any time after one (1) year has lapsed from the commencement of such Sublease, subject to a ninety (90) day written notice requirement by Purchaser No.1 to Seller. Shareholder agrees not to terminate the underlying lease between it and Seller during the term of the Sublease Agreement, as long as Purchaser No. 1 is not in default under the terms of the Sublease.


                                       9.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                            OF SELLER AND SHAREHOLDER
                            -------------------------

     Except as set forth in the Disclosure Schedule attached hereto, Seller and Shareholder, jointly and severally, represent and warrant to Purchaser No. 1 and Purchaser No. 2 that the following statements are true and correct as of the date hereof:

9.1  Organization,  Good  Standing,  Qualification  and  Power  of  Seller.
     ---------------------------------------------------------------------

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate the Purchased Assets No. 1 and the Purchased Assets No. 2 and to conduct Business No. 1 and Business No. 2 currently being conducted by it. The Seller is duly qualified and validly existing in Delaware and in good standing in each of the other jurisdictions in which it is required by the nature of its business or the ownership of its properties to so qualify. Seller has no subsidiaries. The Disclosure Schedule correctly lists, with respect to the Seller, each jurisdiction in which it is qualified to do business as a foreign corporation.

9.2  Capitalization.
     --------------

     The authorized capitalization of the Seller consists solely of one thousand (1,000) shares of common stock, without par value, of which three (3) shares representing one hundred percent (100%) of the issued stock are currently owned by the Shareholder, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. Except as set forth in Disclosure Schedule, Seller is not obligated to issue or acquire any of its securities, nor has it granted options or any similar rights with respect to any of its securities.

9.3  Authority  to  Make  Agreement.
     ------------------------------

     Seller and Shareholder have the full legal power and authority to enter into, execute, deliver and perform their respective obligations under this Agreement and each of the other agreements, instruments and other instruments to be delivered incident hereto ("Other Seller Documents"). This Agreement and the Other Seller Documents have been duly and validly executed and delivered by Seller and Shareholder, and are the legal and binding obligation of each of them, enforceable in accordance with their respective terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally. Seller has taken all necessary action (including action of its Board of Directors and its Shareholder) to authorize and approve the execution and delivery of this Agreement and the Other Seller Documents, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby.

9.4  Existing  Agreements,  Governmental  Approvals  and  Permits.
     ------------------------------------------------------------

     (a) The execution, delivery and performance of this Agreement and the Other Seller Documents by Seller, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets No. 1 to Purchaser No. 1 and of the Purchased Assets No. 2 to Purchaser No. 2 as contemplated in this Agreement, and the consummation of the other transactions contemplated thereby: (i) do not violate any provisions of law, statute, ordinance or regulation applicable to Seller, the Shareholder or Purchased Assets No. 1 and/or Purchased Assets No. 2, (ii) (except for Seller's secured creditors set forth in Sections 3.1 and/or 3.2, whose consent shall be obtained prior to Closing and except as set forth in Disclosure Schedule), will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both) the Articles of Incorporation or Bylaws of Seller or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any license, permit, approval, authority, or any order, judgment, arbitration award, or decree to which Seller or the Shareholder is a party or by which Seller or the Shareholder or any of their assets and properties are bound (including, without limitation, the Purchased Assets No.1 and/or Purchased Assets No. 2), and (iii) will not result in the creation of any encumbrance upon any of the properties, assets, or Business No. 1 or Business No. 2 of Seller or of Shareholder. Neither Seller, nor Shareholder, nor any of their assets or properties (including, without limitation, the Purchased Assets No. 1 and/or Purchased Assets No. 2) is subject to any provision of any mortgage, lease, contract, agreement, instrument, license, permit, approval, authority, order, judgment, arbitration award or decree, or to any law, rule, ordinance, or regulation, or any other restriction of any kind or character, which would prevent Seller or the Shareholder from entering into this Agreement or any of the Other Seller Documents or from consummating the transactions contemplated thereby.

     (b) Neither Seller nor Shareholder is a party to, subject to or bound by any agreement, judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator which would prevent the use by Purchaser No. 1 of Purchased Assets No. 1 or by Purchaser No. 2 of Purchased Assets No. 2 in accordance with present practices of Seller after the Closing Date or which, by operation of law, or pursuant to its terms, would be breached, terminate, lapse or be subject to termination or default under (in each case whether with or without notice, the passage of time or both) upon the consummation of the transactions contemplated in this Agreement.

     (c) No approval, authority or consent of, or filing by Seller with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or any person is necessary to authorize the execution and delivery of this Agreement or the Other Seller Documents by Seller or the Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets No. 1 to Purchaser No. 1 or of Purchased Assets No. 2 to Purchaser No. 2, or the consummation of the other transactions contemplated thereby, or to continue the use and operation of Purchased Assets No. 1 by Purchaser No. 1 or Purchased Assets No. 2 by Purchaser No. 2 after the Closing Date.

9.5  Financial  Statements.
     ---------------------

     (a) Copies of the Financial Statements are attached to the Disclosure Schedule. Each of the Financial Statements are true and complete in all material respects and were prepared in accordance with generally accepted accounting principles (except that the May 31, 2000 Pro Forma Balance Sheet No. 1 and the May 31, 2000 Pro Forma Balance Sheet No. 2 do not contain any footnotes and are subject to normal year-end audit adjustments as shall be reflected on the Pro Forma Balance Sheet No. 1 and Pro Forma Balance Sheet No. 2 of Seller which will be prepared as set forth in Section 5.1) applied on a consistent basis throughout the periods indicated and fairly present in all material respects the financial position and condition of the Seller as of the respective dates thereof and the results of its operation and changes in financial position for the respective periods then ended.

     (b) Except to the extent reflected, reserved against, or disclosed on Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2, or the Financial Statements, or the Disclosure Schedule, the Seller had, as of such date, no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation, unfunded pension or other retirement plan liabilities and tax liabilities whether or not incurred in respect of or measured by the Seller's income, for any period prior to the date of said Financial Statements, or arising out of transactions entered into or any set of facts existing prior thereto. Except to the extent disclosed on the Disclosure Schedule, there exists no basis for the assertion against Seller, as of the date of the Financial Statements or of Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2, of any material liability of any nature or in any amount not fully reflected, reserved against, or disclosed in the Financial Statements or in Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2.

9.6  Customers.
     ---------

     The Disclosure Schedule includes a correct list of the twenty-five (25) largest customers of the Seller by sales in dollars for each of 1999 and January through May of 2000 and the amount of business done by the Seller with each such customer for such periods. Assuming that Purchaser No. 1 continues to conduct Business No. 1 and that Purchaser No. 2 continues to conduct Business No. 2 in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current customers, Seller has no knowledge that any of the current customers of Seller will or intend to (a) cease doing business with the Seller; or (b) materially alter the amount of business they are presently doing with the Seller; or (c) not do business with the Purchaser No. 1 and/or Purchaser No. 2, as applicable, after the Closing.

9.7     Intangible  Property.
        --------------------

     The Disclosure Schedule includes an accurate list and summary description of all patents, franchises, distributorships, registered and unregistered trademarks, trade names and service marks, licenses, brand names and company lists and all applications for the foregoing, presently owned and/or held (as a licensee or otherwise) by the Seller. The Seller is not a licensor in respect to any patents, trade secrets, inventions, shop rights, know-how, trademarks, trade names, copyrights, or applications therefor. The Disclosure Schedule contains an accurate and complete description of such intangible property and the items of all licenses and other agreements relating thereto. All of the above-mentioned intangibles used in the Seller's Business No. 1 and/or Seller's Business No. 2 are the sole property of the Seller and do not require the consent of or consent to any other person as a condition to their use or the transaction provided for herein and do not infringe upon the rights of others.

9.8  Significant  Agreements.
     -----------------------

     The Disclosure Schedule contains an accurate and complete list of all contracts, agreements, licenses, instruments and understandings (whether or not in writing) to which the Seller is a party or is bound and that are material to Business No. 1 and/or Business No. 2, assets, financial condition or results of operations of the Seller. Without limiting the generality of the foregoing, such list includes all such contracts, agreements, licenses and instruments:

     (a) Providing for payments of more than Five Thousand Dollars ($5,000.00) per year, other than purchase orders incurred in the ordinary course of business;

     (b) Providing for the extension of credit other than consistent with normal credit terms described in the Disclosure Schedule;

     (c) Limiting the ability of the Seller to conduct its Business No. 1 or its Business No. 2 or any other business or to otherwise compete in its or any other business, including as to manner or place;

     (d) Providing for a guarantee or indemnity by the Seller, including but not limited to any indemnification provided under any asset purchase agreement, stock purchase agreement, or other transaction that Seller is a party to;

     (e)  With any Affiliate of Seller;

     (f) With any labor union or employees' association connected with Seller's Business No. 1 and/or Seller's Business No. 2;

     (g) For the employment or retention of any director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller or any other contract between Seller and any director, officer, employee, agent, shareholder, consultant or advisor which does not provide for termination at will by the Seller without further cost or other liability to the Seller as of or at any time after the Closing.

     (h) In the nature of a profit sharing, bonus stock option, stock purchase, pension, deferred compensation, retirement, severance, hospitalization, insurance or other plan or contract providing benefit to any person or former director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller, or such person's dependents, beneficiaries or heirs;

     (i) In the nature of an indenture, mortgage, promissory note, loan or credit agreement or other contract relating to the borrowing of money or a line of credit by the Seller or relating to the direct or indirect guarantee or assumption by the Seller of obligations of others;

     (j) Leases or subleases with respect to any property, real, personal or mixed, in which the Seller is involved, as lessor or lessee; and

     (k) Distributorship Agreement(s) or License Agreement(s) with respect to any property which Seller has entered into as licensor.

     True and correct copies of all items so disclosed in the Disclosure Schedule (if written) have been provided or made available to Purchaser No. 1 and/or Purchaser No. 2. Each of such items listed, or required to be listed, is a valid and binding obligation of the parties thereto enforceable in accordance with its terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally, and there have been no material defaults or claims of material default by the Seller and there are no facts or conditions that have occurred or that are anticipated to occur which, through the passage of time or the giving of notice, or both, would constitute a default by the Seller, or would cause the acceleration of any obligation of any party thereto or the creation of an Encumbrance upon any asset of the Seller. There are no material oral contracts, agreements or understandings made by any Shareholder, material to Purchased Assets No. 1 or Purchased Assets No. 2, except such as have been disclosed in the Disclosure Schedule and for which an accurate summary description has been provided.

9.9  Inventory.
     ---------

     Except as specifically described on the Disclosure Schedule, all inventory is reflected on the May 31, 2000 Pro Forma Balance Sheet, and at the Closing Date will consist of items of quality and quantity which are usable or saleable in the ordinary course of business of Seller in the conduct of its Business No. 1 and/or its Business No. 2, and items of below standard quality and items not usable or saleable in the ordinary course of Seller's business have been written down in value in accordance with good business practices to estimated net realizable market value or adequate reserves have been provided therefor. The values at which the inventory are carried on the list attached to the Disclosure Schedule reflect the normal valuation policy of Seller in setting inventory at the lower of cost or net realizable market values, all in accordance with generally accepted accounting principles. Except as set forth on the Disclosure Schedule, since May 31, 2000, the inventory of Seller has been maintained at normal and adequate levels for the continuation of the Business No. 1 and/or
     Business No. 2 in its normal course. No change has occurred in such inventory which affects or will affect the usability or salability thereof, no write-downs or write-offs of the value of such inventory has occurred and no additional amounts have been reserved with respect to such inventories except in each case those adjustments made in the ordinary course of business. The Disclosure Schedule lists the location of all inventory together with a brief description of the type and amount at each location.

9.10 Accounts  Receivable  and  Vendor  Receivables.
     ----------------------------------------------

     All accounts receivable and vendor receivables of Seller which have arisen in connection with Business No. 1 and/or Business No. 2 or otherwise and which are reflected on the Financial Statements and all receivables which have arisen since May 31, 2000 through the Closing shall have arisen only from bonafide transactions in the ordinary course of business and represent valid, collectible and existing claims, net of any reserve as reflected on the Pro Forma Balance Sheet No. 1 and/or the Pro Forma Balance Sheet No. 2. Subject to customer credit, the payment of each account and vendor receivable will not be subject to any known defense, counterclaim condition (other than Seller's performance in the ordinary course of business) whatsoever. The Disclosure Schedule hereto accurately lists, as of the Closing Date, all receivables arising out of or relating to Business No. 1 and/or Business No. 2, the amount owing and aging of such accounts receivable, the name of the party from whom such account receivable is owing, any security in favor of Seller for the repayment of such account receivable which Seller purports to have. Seller has made available to Purchaser No. 1 and Purchaser No. 2 complete and correct copies of all instruments, documents and agreements evidencing such accounts receivable and of all instruments, documents or agreements (if any) creating security therefor.

9.11 Taxes.
     -----

     Except as to Taxes not yet due and payable, and except for Taxes the payment of which is being diligently contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles, and except as set forth in the Disclosure Schedule, Seller has filed all returns and reports that are now required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it, or its property, including unemployment, social security and similar taxes; and all of such taxes have been either paid or adequate reserves or other provision has been made therefor. Seller and Shareholder shall pay, without right of reimbursement from Purchaser No. 1 and/or Purchaser No. 2, all of Seller and Shareholder's income Taxes including but not limited to any Taxes attributable to any gain under Section 1374 of the Code, including any interest and penalties thereon, that relate to the activities of Seller through the Closing including this transaction, as due.

9.12 Title  to  Purchased  Assets;  Encumbrances.
     -------------------------------------------

     (a) With respect to Purchased Assets No. 1 and Purchased Assets No. 2 sold, at the Closing Seller shall have good title to Purchased Assets No. 1 and/or Purchased Assets No. 2 being acquired by Purchaser No. 1 and/or Purchaser No. 2, respectively, and except for matters expressly set forth in Section 3.1, Section 3.2 Section 3.3 or Section 3.4, which Encumbrances, if any, upon Purchased Assets No. 1 and/or Purchased Assets No. 2 shall be removed at Closing, free and clear of all Encumbrances whatsoever; immediately after the transfer of Purchased Assets No. 1 being acquired by Purchaser No. 1 from Seller and Purchased Assets No. 2 being acquired by Purchaser No. 2 from Seller, Purchaser No. 1 will own all of said Purchased Assets No. 1 and Purchaser No. 2 will own all of said Purchased Assets No. 2, free and clear of all Encumbrances whatsoever, whether perfected or unperfected; and, by way of illustration but not limitation, there are not any unpaid taxes, assessments or charges due or payable by Seller to any federal, state or local agency, or any obligations or liabilities or any unsatisfied judgments against, or, to the best of Seller's knowledge, any litigation or proceedings pending or threatened against Seller by Seller's employees, clients, customers, creditors, suppliers, or any other party (nor state of facts for any such obligation, liability, litigation or proceeding), that could become a claim, obligation, liability, lien or other charge of or against Purchaser No. 1, Purchaser No. 2, or Purchased Assets No. 1 or Purchased Assets No. 2. To the best of knowledge of Seller, all of Seller's tangible and other operating assets used in Business No. 1 and/or Business No. 2 which are being sold hereunder to Purchaser No. 1 and/or Purchaser No. 2, respectively, are, in all material respects, in good operating condition and repair, free of all structural, material or mechanical defects and conform with all applicable laws and regulations.

     (b) Except as otherwise specifically set forth herein, Seller is not a party to any contract, agreement, lease or commitment that would result in any claim, obligation, liability, lien or other charge against Purchaser No. 1 and/or Purchaser No. 2 or Purchased Assets No. 1 or Purchased Assets No. 2, and Purchaser No. 1 and Purchaser No. 2 are not obligated to assume the obligations under any contract, agreement, lease or commitment of Seller, except as specifically set forth herein.

9.13 Pending  Actions.
     ----------------

     Seller has not been served with or received notice of any actions, suits, arbitrations, OSHA, EPA or other governmental violations, or any other proceedings or investigations, either administrative or judicial, strikes, lockouts or NLRB charges or complaints ("Actions and Disputes"). To the best of Seller's knowledge, there are no Actions or Disputes pending or threatened against or affecting (directly or indirectly) the Seller or its property or assets, nor are there any facts or conditions which exist which would give rise to any such Actions or Disputes which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business No. 1 and/or Seller's Business No. 2.

9.14  Insurance.
      ---------

     The Disclosure Schedule contains an accurate and complete listing (showing type of insurance, amount, insurance company, annual premium and special exclusions) of all policies of fire, liability, worker's compensation and other forms of insurance owned or held by the Seller. All such policies are in full force and effect; are sufficient for compliance with all requirements of law and of all agreements to which the Seller is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Seller and will remain in full force and effect through the Closing. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the properties and assets of the Seller by any Board of Fire Underwriters or other body exercising similar functions or by any Governmental Entity requiring or recommending any repairs or other work to be done on or with respect to any of the properties and assets of the Seller or requiring or recommending any equipment or facilities to be installed on or in connection with any of the properties or assets of the Seller.

9.15  Status  of  Business.
      --------------------

     (a) Since October 31, 1999, Business No. 1 and Business No. 2 of the Seller have been operated only in the ordinary course, and, except as set forth in the Disclosure Schedule or permitted under Section 2.4 dealing with Excluded Assets, there has not been with respect to Business No. 1 and/or Business No. 2:

          (i) Any material change in its condition (financial or other), assets, liabilities, obligations, business or earnings, except changes in the ordinary course of business, none of which in the aggregate has been materially adverse;

          (ii) Any material liability or obligation incurred or assumed, or any material contract, agreement, arrangement, lease (as lessor or lessee), or other commitment entered into or assumed, on behalf of Business No. 1 and/or Business No. 2, whether written or oral, except in the ordinary course of business;

          (iii)Any purchase or sale of material assets in anticipation of this Agreement, or any purchase, lease, sale, abandonment or other disposition of material assets, except in the ordinary course of business;

          (iv) Any waiver or release of any material rights, except for rights of nominal value;

          (v) Any cancellation or compromise of any material debts owed to Seller or material claims known by Seller against another person or entity, except in the ordinary course of business;

          (vi) Any damage or destruction to or loss of any physical assets or property of Seller which materially adversely affects Business No. 1 and/or Business No. 2 or any of the properties of the Seller (whether or not covered by insurance);

          (vii)Any material changes in the accounting practices, depreciation or amortization policy or rates theretofore adopted by the Seller, or any material revaluation or write-up or write-down of any of its assets;

          (viii)  Any  direct  or   indirect   redemption,   purchase  or  other
               acquisition for value by the Seller of its shares, or any agreement to do so;

          (ix) Any material increase in the compensation levels or in the method of determining the compensation of any of the Seller's officers, directors, agents or employees, or any bonus payment or similar arrangement with or for the benefit of any such person, any increase in benefits expense to the Seller, any payments made or declared into any profit-sharing, pension, or other retirement plan for the benefit of employees of the Seller, except in the ordinary course of business;

          (x) Any loans or advances between the Seller and Shareholder, or any family member or any associate or Affiliate of the Seller or of the Shareholder;

          (xi) Any material contract canceled or the terms thereof amended or any notice received with respect to any such contract terminating or threatening termination or amendment of any such contract;

          (xii)Any transfer or grant of any material rights under any leases, licenses, agreements, or with respect to any trade secrets or know-how;

          (xiii) Any labor trouble or employee controversy materially adversely affecting Business No. 1 and/or Business No. 2 or assets; or

          (xiv)Any dividend or other distribution on or in respect of shares of its capital stock, except for any distributions made pursuant to the provisions of Section 2.4 relating to Excluded Assets.

     (b)  Seller is not

          (i) in violation of any outstanding judgment, order, injunction, award or decree specifically relating to Business No. 1 and/or Business No. 2, or

          (ii) in violation of any federal, state or local law, ordinance or regulation which is applicable to Business No. 1 and/or Business No. 2, except where such violation does not have a materially adverse effect on Business No. 1 and/or Business No. 2.

          Seller has all permits, licenses, orders, approvals, authorizations, concessions and franchises of any federal, state or local governmental or regulatory body that are material to or necessary in the conduct of Business No. 1 and/or Business No. 2, except where failure to have such permit, license, order, approval, authorization, concession or franchise does not have a materially adverse effect on Business No. 1 and/or Business No. 2. All such permits, licenses, orders, approvals, concessions and franchises are set forth on the Disclosure Schedule and are in full force and effect and there is no proceeding, or to the knowledge of Seller, threatened to revoke or limit any of them.

     (c) No claim, litigation, action, investigation or proceeding is pending or, to the knowledge of Seller, threatened, and no order, injunction or decree is outstanding, against or relating to Business No. 1 and/or Business No. 2 or its assets, and Seller does not know of any information which could result in such a claim, litigation, action, investigation or proceeding, which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business No. 1 and/or Business No. 2.

     (d) At the Closing, Seller shall have accrued or paid in full, to all employees of Business No. 1 and/or Business No. 2, all wages, salaries, commissions, bonuses, vacations and other direct compensation for all services performed by them. To the best of Seller's Knowledge, Seller is in compliance with all federal, state and local laws, ordinances and regulations relating to employment and employment practices at Business No. 1 and/or Business No. 2, and all employee benefit plans and tax laws relating to employment at Business No. 1 and/or Business No. 2. There is no unfair labor practice complaint against Seller relating to Business No. 1 and/or Business No. 2 pending before the National Labor Relations Board or similar agency or body and, to the best of Seller's Knowledge, no condition exists that could give rise to any unfair labor practice complaint. There is no labor strike, dispute, slowdown or stoppage actually pending or, to the Knowledge of Seller, threatened against or involving Business No. 1 and/or Business No. 2. Seller has no labor contracts or collective bargaining agreements with respect to any of its employees.

9.16 Environmental  Laws.
     -------------------

     (a) To the best of Seller's Knowledge, the real estate located at 5051 Highway 7, St. Louis Park, Minnesota 55416, which is leased by Seller, ("Real Estate") has not been used or operated in any fashion involving producing, handling and disposing of chemicals, toxic substances, wastes and effluent materials, x-rays or other materials or devices in material violation of any laws, rules, regulations or orders, and to the best of Seller's Knowledge, the Real Estate is in material compliance with applicable laws, regulations, ordinances, decrees and orders arising under or relating to health, safety, and environmental laws and regulations, including without limitation the Federal Occupation and Safety Health Act, 29 U.S.C. 651, et seq.; Federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. 6901, et seq.; Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601, et seq.; the Federal Clean Air Act, 42 U.S.C. 2401, et seq.; the Federal Clean Water Act, 33 U.S.C. 1251, et seq.; and all state and local laws that correspond therewith or supplement such laws.

     (b) To the best of Seller's Knowledge, the Real Estate has not been operated, in violation of any laws, rules, regulations or orders, so as to involve or create any surface impoundments, incinerators, land fills, waste storage tanks, waste piles, or deep well injection systems or for the purpose of storage, treatment or disposal of a hazardous waste as defined by RCRA or hazardous substance, pollutant or contaminate as defined by CERCLA and, to the best of Seller's Knowledge, no acts have been committed that would make the Real Estate or any part thereof subject to remedial action under RCRA or CERCLA or corresponding state or local laws.

     (c) To the best of Seller's Knowledge, there have not been, are not now and as of the Closing Date, there will be no solid waste, hazardous waste, hazardous substance, toxic substance, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps, or accidental spills in, on or about the Real Estate or any of the assets of the Seller, whether real or personal, owned or leased, or stored on any real property owned or leased by the Seller or by the Seller's lessees, licensees, invites, or predecessors.

     (d) Seller is not engaged in, and to the best of Seller's Knowledge and belief, is not threatened with any litigation, or governmental or other proceeding which may give rise to any claim against the Real Estate. Specifically, there are no pending suits, charges, actions, governmental investigations, or other proceedings, involving, directly or indirectly without limitation, the laws, statutes and regulations set forth in subsection (a), above, whether initiated by a third party or by Seller and there are none, to the best of Seller's Knowledge, threatened against or relating to or involving the Real Estate or the transactions contemplated by this Agreement. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

     (e) The Disclosure Schedule will list all waste disposal sites, dump sites and other areas either on the Real Estate or offsite at which hazardous or toxic waste generated by the Seller has been disposed (in each case identifying such waste) and it will specifically identify each such site or area which is or has been included in any published federal, state or local (domestic or foreign) superfund or other list of hazardous or toxic waste sites or areas. (f) To the best of Seller's Knowledge, Seller has obtained all permits, and licenses and other authorizations required by all environmental laws; and all of such permits, licenses and other authorizations are in full force and effect as of the date hereof. A true and correct list of all such permits, licenses and other authorizations is set forth in the Disclosure Schedule.

9.17 Certain  Employees
     ------------------

     (a) Each of the following is included in the list of agreements set forth in the Disclosure Schedule: all collective bargaining agreements, employment and consulting agreements, bonus plans, deferred compensation plans, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, hospitalization insurance, and other plans and arrangements providing for employee benefits of employees of the Seller.

     (b) The Disclosures Schedule contains a true, complete and accurate list of the following: the names, positions, and compensation of the present employees of the Seller, together with a statement of the annual salary payable to salaried employees and a summary of the bonuses and description of agreements for additional compensation and other like benefits, if any, paid or payable to such persons for the period set forth in the Disclosure Schedule. Except as listed in the Disclosure Schedule, to the best of Seller's Knowledge, all employees of Seller are employees--at--will.

     (c) Seller has no retired employees who are receiving or are entitled to receive any payments, health or other benefits from Seller.

9.18 Payments  to  Employees.
     -----------------------

     All accrued obligations of Seller relating to employees and agents of Seller, whether arising by operation of law, by contract, or by past service, for payments to trusts or other funds or to any governmental agency, or to any individual employee or agent (or his heirs, legatees, or legal representatives) with respect to unemployment compensation benefits, profit sharing or retirement benefits, or social security benefits have been paid or accrued by Seller. All obligations of Seller as an employer or principal relating to employees or agents, whether arising by operation of law, by contract, or by past practice, for vacation and holiday pay, bonuses, and other forms of compensation which are or may become payable to such employees or agents, have been paid or will be paid or accrued by Seller.

9.19 Change  of  Corporate  Name.
     ---------------------------

     At the Closing, Seller, if requested by either Purchaser No. 1 and/or Purchaser No. 2, will adopt and file with the Secretary of State of Minnesota an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and DATASOURCE SYSTEMS MARKETING CORPORATION and Seller shall also execute a Consent for Use of Similar Name form, as set forth in the Disclosure Schedule, granting to Purchaser No. 1 and/or Purchaser No. 2 (as may be agreed by such parties) the use of the name DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and/or DATASOURCE SYSTEMS MARKETING CORPORATION.

9.20 Brokers  and  Finders.
     ---------------------

     Except as set forth in the Disclosure Schedule, no broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

9.21 Preservation  of  Organization.
     ------------------------------

     Except as set forth on the Disclosure Schedule, since October 31, 1999, the Seller has kept intact Business No. 1 and/or Business No. 2 and organization of the Seller; retained the services of all the Seller's material employees and agents, retained the Seller's arrangements with the manufacturers of the products distributed by Seller in the same manner as conducted prior to such date, and engaged in no transaction other than in the ordinary course of Seller's Business No. 1 and/or Business No. 2.

9.22 Absence  of  Certain  Business  Practices.
     -----------------------------------------

     Neither Seller, nor, to Seller's Knowledge, any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift, bribe, rebate or kickback or otherwise provide any similar benefit to any customer, supplier, governmental employee or any other Person who is or may be in a position to or hinder Seller or Business No. 1 and/or Business No. 2 (or assist Seller in connection with any actual or proposed transaction relating to Business No. 1 and/or Business No. 2 or any other business previously operated by Seller) (i) which subjected or might have subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a material adverse effect on Business No. 1 and/or Business No. 2,
     (iii) which if not continued in the future, might have a material adverse effect on Business No. 1 and/or Business No. 2 or subject Seller to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

9.23 Suppliers.
     ---------

     The Disclosure Statement sets forth the names of and description of contractual arrangements (whether or not binding or in writing) with the ten (10) largest suppliers of the Seller by sales or services in dollars. Assuming that Purchaser No.1 and/or Purchaser No. 2, as applicable, continues to conduct Business No. 1 and/or Business No. 2 in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current suppliers, Seller has no direct knowledge that any of the current suppliers of the Seller will, or intend to, (a) cease doing business with the Seller; or (b) materially alter the amount of business they are currently doing with the Seller; or (c) not do business with Purchaser No. 1 and/or Purchaser No. 2 after the Closing.

9.24 Product  Liability  Claims.
     --------------------------

     To the best of Seller's Knowledge, there are no material product liability claims against the Seller, either potential or existing, which are not fully covered by product liability insurance coverage with a responsible company which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business No. 1 and/or Business No. 2.

9.25 Employee Benefit Plans.
     -----------------------

     For the purposes of this Section 9.25, "Seller" shall include all persons who are members of a controlled group, a group of trades or businesses under common control, or an affiliated service group (within the meanings of Sections 414(b), (c) or (m) of the Code), of which the Seller is a member.

     (a) The Employee Benefit Plans presently maintained by the Seller or to which the Seller has contributed within the past six (6) years, including any terminated or frozen plans which have not yet distributed all plan assets, are fully set forth in the Disclosure Schedule. For purposes of this provision, the term "Employee Benefit Plan" shall mean:

          (i) A Welfare Benefit Plan as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") established for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, surgical, or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment (including any plan or program of severance pay), or vacation benefits, apprenticeship or other training programs, or day care centers, scholarship funds, or prepaid legal services, or any benefit described in Section 302(c) of the Labor Management Relations Act of 1947;

          (ii) An Employee Pension Benefit Plan as defined in Section 3(2) of ERISA established or maintained by the Seller for the purpose of providing retirement income to employees or for the purpose of providing deferral of income by employees for periods extending to the termination of covered employment or beyond; and

          (iii)Any other plan or arrangement not covered by ERISA but which provides benefits to employees or former employees and results in an accrued liability on the part of the Seller either by contract or by operation of law.

     (b) With respect to any such Employee Benefit Plans, the Seller represents and warrants that, to the best of Seller's Knowledge;

          (i) The Seller has not, with respect to any Employee Benefit Plans, engaged in any prohibited transaction, as such term is defined in
               Section 4975 of the Code or Section 406 of ERISA.

          (ii) The Seller  has,  with  respect to any  Employee  Benefit  Plans,
               substantially   complied  with  all   reporting  and   disclosure
               requirements required by Title I, Subtitle B, Part 1 of ERISA.

          (iii)There was no accumulated funding deficiency (as defined in section 302 of ERISA and Section 412 of the Code) with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan, whether or not waived, as of the last day of the most recent fiscal year of the plans ending prior to the date of this Agreement.

          (iv) Except as described on the Disclosure Schedule, there are no contributions due to any Employee Pension Benefit Plan for the most recent fiscal year of the plans ending prior to the date of this Agreement and the Seller's Financial Statements reflect any liability of the Seller to make contributions to the Employee
               Pension Benefit Plans, and a pro rata portion of the contributions (including matching contributions) for the plan year on which the closing date occurs shall have been made on or prior to the Closing Date for the period ending on the Closing Date.

          (v) No material liability to the Pension Benefit Guaranty Corporation ("PBGC") has been asserted with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan.

          (vi) There has been no reportable event as described in Section 4043(b) of ERISA since the effective date of Section 4043 of ERISA with respect to any Employee Pension Benefit Plan which is a defined benefit plan.

          (vii)Except for claims for benefits by participants and beneficiaries in the normal course of events, to the best of Seller's knowledge, there are no claims, pending or threatened, by any individual or Governmental Entity, which, if decided adversely, would have a material adverse effect upon the financial condition of any Employee Benefit Plan, the plan administrator of any Employee Benefit Plan, or the Seller.

          (viii)The Seller has made available for inspection all annual reports for the Seller filed on Internal Revenue Service ("IRS") Form 5500 or 5500C, all reports for the Seller prepared by an actuary for the last three plan years, the plan and trust documents and the Summary Plan Description, as amended, for each Employee Benefit Plan and the last filed PBGC1 Form (if applicable) for each Employee Benefit Plan, with respect to any Employee Benefit Plans other than multi-employer plans (within the meaning of Section 3(37) of ERISA), and other reports filed with the PBGC during the last three plan years.

          (ix) All Employee Pension Benefit Plans are intended to be qualified retirement plans under the Code. The IRS has issued, and the Seller has made available for inspection, one or more determination letters with respect to the qualification of all Employee Pension Benefit Plans stating that the IRS has made a favorable determination as to the qualification of such Plan under Section 401(a) of the Code, and that continued qualification of the Plan in its present form will depend upon its effect in operation. The time for adoption of any amendments required by changes in the Code since such determination letters were issued, or changes required by the IRS as a condition for continued qualification of such plans has not expired, or did not expire without such amendments being made. Such plans are now, and always have been, established in writing and maintained and operated in accordance with the plan documents, ERISA, the Code, and all other applicable laws. Except as described in the Disclosure Schedule, such Plans are now and always have been, established in writing and maintained and operated substantially in accordance with the plan documents, ERISA, the Code and all other applicable laws, in all material respects.

          (x) There is no liability arising from the termination or partial termination of any Employee Benefit Plan, except for liabilities as to which adequate reserves are reflected on the Financial Statements, and there exists no condition presenting a material risk of such liability.

          (xi) The Seller has timely made any contributions it is obligated to make to any multi-employer plan within the meaning of Section 3(37) of ERISA. The Seller has no liability arising as a result of withdrawal from any multi-employer plan, no such withdrawal liability has been asserted and no such withdrawal liability will be asserted with regard to any withdrawal or partial withdrawal on or before the date of this Agreement.

9.26 Assets  Necessary  to  the  Business.
     ------------------------------------

     The Seller owns, leases or holds under license all assets and properties (tangible and intangible) necessary to carry on its Business No. 1 and Business No. 2 and operations as presently conducted and as shown on the Financial Statements. Such assets and properties are all of the assets and properties necessary to carry on Seller's Business No. 1 and Business No. 2 as presently conducted and Shareholder (other than through his ownership of stock in the Seller and/or as set forth on the Disclosure Schedule) nor any member of his family owns or leases or has any interest in any assets or properties presently being used to carry on Business No. 1 or Business No. 2 of Seller.

9.27 Transactions  with  Affiliates.
     ------------------------------

     Except as disclosed on the Disclosure Schedule, there is no lease, sublease, contract, agreement or other arrangement of any kind whatsoever entered into by Seller and its Shareholder or Affiliate.

9.28 Territorial  Restrictions.
     -------------------------

     Except as described in the Disclosure Schedule, Seller is not restricted by any written agreement or understanding with any other Person from carrying on the Business No. 1 and/or Business No. 2 anywhere in the world. Neither Purchaser nor any of its Affiliates will, as a result of its acquisition of Purchased Assets No. 1 and/or Purchased Assets No. 2 become restricted in carrying on Business No. 1 and/or Business No. 2 anywhere in the world as a result of any contract or other agreement to which Seller is a party or by which it is bound.

9.29 Full  Disclosure.
     ----------------

     None of the representations and warranties made by the Seller herein, or made on its behalf, including any disclosures made in the Disclosure Schedule, contains or will contain, to the best of Seller's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       10.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                     OF PURCHASER NO. 1 AND PURCHASER NO. 2
                     --------------------------------------

Purchaser No. 1 hereby represents and warrants to Seller that the following statements are true and correct as of the date hereof.

10.1 Organization,  Good  Standing  and  Power  of  Purchaser  No.  1.
     ----------------------------------------------------------------

     (a) Purchaser No. 1 is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct Business No. 1 of Seller currently conducted by Seller in each of the jurisdictions in which Seller currently conducts its Business No. 1, which are the only jurisdictions where the failure to be so qualified by Purchaser No. 1 will have a material adverse effect on the business prospects or financial condition of Purchaser No. 1.

10.2 Status  of  Agreements.
     ----------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser No. 1 ("Other Purchaser No. 1 Documents") in connection herewith has been taken by Purchaser No. 1. This Agreement has been duly and validly executed and delivered by Purchaser No. 1 and constitutes the valid and binding obligation of Purchaser No. 1 enforceable in accordance with its terms. All Other Purchaser No. 1 Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser No. 1 enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser No. 1's primary lender, Deutsche Financial Services Company, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser No. 1 Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser No. 1 Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser No. 1;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser is a party or by which Purchaser No. 1 or any of Purchaser's assets or properties is bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser No. 1; or

          (iii)conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser No. 1.

10.3 Brokers  and  Finders.
     ---------------------

     No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser No. 1 in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

Purchaser No. 2 hereby represents and warrants to Seller that the following statements are true and correct as of the date hereof.

10.4 Organization,  Good  Standing  and  Power  of  Purchaser  No.  2.
     ----------------------------------------------------------------

     (a) Purchaser No. 2 is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct Business No. 2 of Seller currently conducted by Seller in each of the jurisdictions in which Seller currently conducts its Business No. 2, which are the only jurisdictions where the failure to be so qualified by Purchaser No. 2 will have a material adverse effect on the business prospects or financial condition of Purchaser No. 2.

10.5 Status  of  Agreements.
     ----------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser No. 2 ("Other Purchaser No. 2 Documents") in connection herewith has been taken by Purchaser No. 2. This Agreement has been duly and validly executed and delivered by Purchaser No. 2and constitutes the valid and binding obligation of Purchaser No. 2 enforceable in accordance with its terms. All Other Purchaser No. 2 Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser No. 2 enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser No. 2's primary lender, Deutsche Financial Services Company, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser No. 2 Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser No. 2 Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser No. 2;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser No. 2 is a party or by which Purchaser No. 2 or any of Purchaser's assets or properties is bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser No. 2; or

          (iii)conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser No. 2.

10.6 Brokers  and  Finders.
     ---------------------

     No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser No. 2 in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

10.7 Full  Disclosure
     ----------------

     None of the representations and warranties made by Purchaser No. 1 herein contains or will contain, to the best of Purchaser No. 1's knowledge, any untrue statement of material fact or omits or will omit any material fact. None of the representations and warranties made by Purchaser No. 2 herein contains or will contain, to the best of Purchaser No. 2's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       11.
                 SURVIVAL OF AND RELIANCE UPON REPRESENTATIONS,
                   WARRANTIES AND AGREEMENTS; INDEMNIFICATION
                   ------------------------------------------

11.1 Survival  of  Representations  and  Warranties.
     ----------------------------------------------

     The parties acknowledge and agree that all representat-ions, warranties and agreements contained in this Agreement or in any agreement, instrument, exhibit, certificate, schedule or other document delivered in connection herewith, shall survive the Closing and continue to be binding upon the party giving such representation, warranty or agreement and shall be fully enforceable to the extent provided for in Sections 11.3 and 11.4 hereof, at law or in equity, for the period beginning on the date of Closing and ending three (3) years thereafter, except for the representations, warranties and agreements designated and identified in Sections 3.1, 3.2, 3.3, 3.4, 4.2, 9.3, 9.11, 9.12, 9.13, 9.16, 10.2 and 10.4 which shall survive the Closing and shall terminate in accordance with the statute of limitations governing written contracts in the State of Minnesota and Exhibit D, Exhibits E, E-1, E-2 and E-3 and Exhibit F, which shall terminate as provided therein.

11.2 Reliance  Upon  and  Enforcement  of  Representations,  Warran-ties and
     -----------------------------------------------------------------------
     Agreements.
     ----------

     (a) Seller hereby agrees that, notwithstanding any right of Purchaser No. 1 and/or Purchaser No. 2 to fully investigate the affairs of Seller, and notwithstanding knowledge of facts determined or determinable by Purchaser No. 1 and/or Purchaser No. 2 pursuant to such investigation or right of investigation, Purchaser No. and/or Purchaser No. 2 have the right to rely fully upon the representations, warranties and agreements of Seller contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Purchaser No. 1 and/or Purchaser No. 2 pursuant to the provisions of this Agreement.

     (b) Purchaser No. 1 and/or Purchaser No. 2 hereby agree that, notwithstanding any right of Seller to fully investigate the affairs of Purchaser No. 1 and/or Purchaser No. 2, and notwithstanding knowledge of facts determined or determinable by Seller pursuant to such investigation or right of investigation, Seller have the right to rely fully upon the representations, warranties and agreements of Purchaser No. 1 and/or Purchaser No. 2 contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Seller pursuant to the provisions of this Agreement.

11.3 Indemnification  by  Seller  and  Shareholder.
     ---------------------------------------------

     Provided Purchaser No. 1 and/or Purchaser No. 2 make a written claim for indemnification against Seller and/or Shareholder within any applicable survival period specified in Section 11.1, and subject to the limitations set forth in Section 11.6, Seller and Shareholder (jointly and severally), shall indemnify Purchaser No. 1 and/or Purchaser No. 2 against and hold them harmless from:

     (i) any and all loss, damage, liability or deficiency resulting from or arising out of any inaccuracy in or breach of any representation, warranty, covenant, or obligation made or incurred by Seller herein or in any other agreement, instrument or document delivered by or on behalf of Seller pursuant to the provisions of the Agreement;

     (ii) any imposition (including by operation of law) or attempted imposition by a third party upon Purchaser No. 1 and/or Purchaser No. 2 of any liability of Seller which Purchaser No. 1 has not specifically agreed to assume pursuant to Section 3.1 of this Agreement and/or which Purchaser No. 2 has not specifically agreed to assume pursuant to
          Section 3.2 of this Agreement;

     (iii)any liability (except for any Assumed Liabilities No. 1 or Assumed Liabilities No. 2 described in Sections 3.1 and 3.2, respectively) or other obligation incurred by or imposed upon Purchaser No. 1 and/or Purchaser No. 2 resulting from the failure of the parties to comply with the provisions of any law relating to bulk transfers which may be applicable to the transaction herein contemplated;

     (iv) any and all costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing;

     (v) any deficiency in the Net Asset Amount No. 1 and/or Net Asset Amount No. 2 set forth in Section 5.

     Except as  otherwise  provided in this  Agreement,  nothing in this Section
     11.3 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Purchaser No. 1 and/or Purchaser No. 2 may recover from Seller or Shareholder pursuant to this Agreement resulting from Seller's or Shareholder's breach or violation of any representation, warranty, covenant or agreement contained herein.

     Any amounts to which Purchaser No. 1 and/or Purchaser No. 2, their successors or assigns, is entitled to indemnification pursuant to the provisions of this Section, shall first be offset against the amount payable to Seller under the promissory notes set forth in Sections 4.3(a) and/or 4.4(a), then against any payments due under Section 4.6. Provided, however, the offset in any one year may not exceed the aggregate amount payable under Section 4.6, if any.

11.4 Indemnification  by  Purchaser  No.  1  and/or  Purchaser  No.  2.
     -----------------------------------------------------------------

     Provided Shareholder and Seller make a written claim for indemnification against Purchaser No. 1 and/or Purchaser No. 2, as applicable, within any applicable survival period specified in Section 12, Purchaser No. 1 and/or Purchaser No. 2, as applicable, shall indemnify Seller and Shareholder against and hold it harmless from any and all loss, damage, liability or deficiency resulting from or arising out of: (i) any Assumed Liabilities of Purchaser No. 1 or any Assumed Liabilities of Purchaser No. 2 , as applicable; (ii) any liability of Purchaser No. 1 and/or Purchaser No. 2 arising out of Purchaser No. 1's and/or Purchaser No. 2's operations subsequent to the Closing (except to the extent such liability is the result of a breach of a covenant or warranty of Seller hereunder); (iii) any inaccuracy in or breach of any representation, warranty, covenant or obligation made or incurred by Purchaser No. 1 and/or Purchaser No. 2, as applicable herein or in any other agreement, instrument, or document delivered by or on behalf of Purchaser No. 1 and/or Purchaser No. 2 pursuant to the provisions of this Agreement; and (iv) any and all related costs and expenses (including reasonable legal and accounting fees). Except as otherwise provided herein, nothing in this Section 11.4 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Seller may recover from Purchaser No. 1 and/or Purchaser No. 2 pursuant to this Agreement resulting from its breach or violation of any representation, warranty, covenant or agreement contained herein.

11.5 Notification  of  and  Participation  in  Claims.
     ------------------------------------------------

     (a) No claim for indemnification shall arise until notice thereof is given to the party from whom indemnity is sought. Such notice shall be sent within ten (10) days after the party to be indemnified has received notification of such claim, but failure to notify the indemnifying party shall in no event prejudice the right of the party to be indemnified under this Agreement, unless the indemnifying party shall be prejudiced by such failure and then only to the extent of such prejudice. In the event that any legal proceeding shall be instituted or any claim or demand is asserted by any third party in respect of which Seller/Shareholder on the one hand, or Purchaser No. 1 and/or Purchaser No. 2, as applicable, on the other hand, may have an obligation to indemnify the other, the party asserting such right to indemnity (the "Party to be Indemnified") shall give or cause to be given to the party from whom indemnity is sought (the "Indemnifying Party") written notice thereof and the Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such proceeding, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Party to be Indemnified, unless the Indemnifying Party irrevocably acknowledges in writing full and complete responsibility for and agrees to provide indemnification of the Party to be Indemnified, in which case such Indemnifying Party may assume such control through counsel of its choice and at its expense. In the event the Indemnifying Party assumes control of the defense, the Indemnifying Party shall not be responsible for the legal costs and expenses of the Party to be Indemnified in the event the Party to be Indemnified decides to join in such defense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

     (b) If the Party to be Indemnified is also the party controlling the defense, negotiation or settlement of any matter, and if the Party to be Indemnified determines to compromise the matter, the Party to be Indemnified shall immediately advise the Indemnifying Party of the terms and conditions of the proposed settlement. If the Indemnifying Party agrees to accept such proposal, the Party to be Indemnified shall proceed to conclude the settlement of the matter, and the Indemnifying Party shall immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 and 11.4 hereunder. If the Indemnifying Party does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Indemnifying Party shall immediately assume control of the defense, negotia-tion or settlement thereof, at that Indemnifying Party's expense. Thereafter, the Party to be Indemnified shall be indemnified in the entirety for any liability arising out of the ultimate defenses, negotiation or settlement of such matter.

     (c) If the Indemnifying Party is the party controlling the defense, negotiation or settlement of any matter, and the Indemnifying Party determines to compromise the matter, the Indemnifying Party shall immediately advise the Party to be Indemnified of the terms and conditions of the proposed settlement. If the Party to be Indemnified agrees to accept such proposal, the Indemnifying Party shall proceed to conclude the settlement of the matter and immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 or 11.4 hereunder. If the Party to be Indemnified does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Party to be Indemnified shall immediately assume control of the defense, negotiation or settlement thereof, at the Party to be Indemnified's expense. If the final amount paid to resolve the claim is less than the amount of the original proposed settlement made by the
          Indemnifying Party, then the Party to be Indemnified shall receive such indemnification pursuant to Sections 11.3 or 11.4 hereof, including any and all expenses incurred by the Party to be Indemnified incurred in connection with the defense, negotiation or settlement of such matter up to the maximum of the original proposed settlement. If the amount finally paid to resolve the claim is equal to or greater than the amount of the original proposed settlement proposed by the Indemnifying Party, then the Indemnifying Party shall provide indemnification pursuant to Sections 11.3 and 11.4 for the amount of the original settlement proposal submitted by the Indemnifying Party, and the Party to be Indemnified shall be responsible for all amounts in excess of the original settlement proposal submitted by the Indemnifying Party and all costs and expenses incurred by the Party to be Indemnified in connection with such defense, negotiation or settlement.

11.6 Limitation  on  Liability.
     -------------------------

     (a) Notwithstanding anything contained herein to the contrary, no claims for indemnification shall be made by Purchaser No. 1 and/or Purchaser No. 2 against the Seller and Shareholder until such time as all claims hereunder by Purchaser No. 1 and/or Purchaser No. 2 exceed $10,000.00 in the aggregate and then indemnification shall be made only to the extent that such claim or claims exceed $10,000.00 in the aggregate.

     (b) Notwithstanding anything herein to the contrary, no claims for indemnification shall be made by Seller and Shareholder against Purchaser No. 1 and/or Purchaser No. 2 until such time as all claims hereunder by Seller and Shareholder exceed Ten Thousand Dollars ($10,000.00) in the aggregate, and then indemnification shall be made only to the extent that such claim or claims exceed $10,000.00 in the aggregate.

11.7 Excluded  Liabilities.
     ---------------------

     (a) Notwithstanding anything contained herein to the contrary, in the event any Excluded Liability would attach to Purchased Assets No. 1 and/or Purchased Assets No. 2 under any successor liability statute or otherwise, notwithstanding the fact that such liability was an

          Excluded Liability, Seller and Shareholder shall be jointly and severally responsible for the payment of such Excluded Liability and the lien on Purchased Assets No. 1 and/or Purchased Assets No. 2 (which would represent a breach of certain representations under the Agreement) related to such liability.


                                       12.
     THE  CLOSING
     ------------

12.1 Date,  Time  and  Place  of  Closing.
     ------------------------------------

     Consummation of the transactions contemplated hereby (the "Closing") shall take place on July 3, 2000 (the "Closing Date"), effective at 12:01 a.m. EDT at the offices of Lindhorst & Dreidame, 312 Walnut Street, Suite 2300, Cincinnati, Ohio 45202, or on such other Closing Date, or at such other time and/or place as the parties may mutually agree upon.

12.2 Conditions  Precedent  to  Purchaser  No.  1's  and  Purchaser  No. 2's
     -----------------------------------------------------------------------
     obligations.
     -----------

     The obligation of Purchaser No. 1 and/or Purchaser No. 2 to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a)  Seller   shall  have   complied   with  and   performed   all  of  the
          representations,   warranties,   agreements  and  covenants  hereunder
          required to be performed by it prior to or at the Closing;

     (b)  There  shall be no  pending  or  threatened  legal  action  which,  if
          successful,   would  prohibit   consummation  or  require  substantial
          rescission of the transactions contemplated by this Agreement;

     (c) The business, aggregate properties and operations of Seller shall not have been materially adversely affected as a result of any fire, accident or other casualty or any labor disturbance or act of God or the public enemy, and there shall otherwise have been no material adverse change to the business, aggregate properties, or operations of Seller since October 31, 1999;

     (d) Seller shall have delivered to Purchaser No. 1 and/or Purchaser No. 2, as applicable, at or before the Closing, the following documents, all of which shall be in form and substance reasonably acceptable to Purchaser No. 1 and Purchaser No. 2 and its counsel:

          (i)  The instruments of transfer required by Sections 2.6 and 2.7;
          (ii) Releases (or copies thereof) of all liens, claims, charges, encumbrances, security interests and restrictions on Purchased Assets No. 1 and Purchased Assets No. 2 necessary to provide Purchaser No. 1 with good title to each of the Purchased Assets No. 1 at the Closing and to provide Purchaser No. 2 with good title to each of the Purchased Assets no. 2 at the Closing;

          (iii)Certified copies of the corporate actions taken by the Board of Directors and Shareholder of Seller authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificates of Existence for Seller from the Secretary of State of Minnesota dated no earlier than fifteen (15) days prior to Closing;

          (v) Opinion Letter of Siegel, Brill, Greupner, Duffy & Foster, P.A., containing the opinions set forth in Exhibit G;

          (vi) Seller   and   Shareholder    shall   have   entered   into   the
               non-competition agreements as set forth in Exhibits E, E-1, E-2 and E-3;

          (vii)R. Lund shall have entered into the Employment Agreement set forth in Exhibit D;

          (viii)Seller shall have entered into the Sublease Agreement set forth in Exhibit F; and

     (e) Seller will adopt and file with the Secretary of States of Delaware and Minnesota an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and/or DATASOURCE SYSTEMS MARKETING CORPORATION and Seller shall execute a Consent for Use of Similar Name form as set forth in Section 9.19.

     (f) Purchaser No. 1 and Purchaser No. 2 shall have received assurances in form and substance satisfactory to it (that may include insurance certificates) that Seller has made all provisions necessary under applicable law, with regard to an employer's obligation to provide for a continuation of health insurance and other benefits of any employee, who is not employed by Seller following termination of employment.

12.3 Conditions  Precedent  to  Seller's  Obligations.
     ------------------------------------------------

     The obligation of Seller to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a) Performance by Purchaser No. 1 and Purchaser No. 2 of all of the representa-tions, warranties, agreements and covenants to be performed by it at or before the Closing;

     (b)  There  shall be no  pending  or  threatened  legal  action  which,  if
          successful,   would  prohibit   consummation  or  require  substantial
          rescission of the transactions contemplated by this Agreement;

     (c) Purchaser No. 1 shall deliver to Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to Seller and its counsel:

          (i) A Promissory Note in the amount set forth in Section 4.3(a) hereof, if any;

          (ii) An assumption of liability agreement under which Purchaser No. 1 assumes the liabilities set forth in Section 3.1;

          (iii)Certified copies of the corporate actions taken by Purchaser No. 1 authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificate of Good Standing for Purchaser No. 1 from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing; and

          (v) Opinion Letter of Lindhorst & Dreidame, counsel for Purchaser No. 1, addressed to Seller and dated the Closing Date, containing the opinions set forth in Exhibit H.

     (d) Purchaser No. 2 shall deliver to Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to Seller and its counsel:

          (i) A Promissory Note payable to Seller at closing in the amount set forth in Section 4.4(a);

          (ii) An assumption of liability agreement under which Purchaser No. 2 assumes the liabilities set forth in Section 3.2;

          (iii)Certified copies of the corporate actions taken by Purchaser No. 2 authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificate of Good Standing for Purchaser No. 2 from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing; and

          (v) Opinion Letter of Lindhorst & Dreidame Co., LPA, counsel for Purchaser No. 2, addressed to Seller and dated the Closing Date, containing the opinions set forth in Exhibit I.

     (e) Purchaser No. 1 shall have entered into the Employment Agreement set forth in Exhibit D with R. Lund.

     (f) Purchaser No. 1 shall have entered into a Sublease Agreement set forth in Exhibit F with Seller.


                                       13.
                               GENERAL PROVISIONS
                               ------------------

13.1 Publicity.
     ---------

     All public announcements relating to this Agreement or the transactions contemplated hereby will be made by Purchaser No. 1 and Purchaser No. 2 with the consent of Seller, which consent will not be unreasonably withheld, except for any disclosure which may be required because of Purchaser No. 1's being a publicly-traded corporation on the over-the-counter market.

13.2 Expenses.
     --------

     Purchaser No. 1 will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser No. 1 or its representatives, Purchaser No. 2 will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser No. 2 or its representatives, and Seller shall bear and pay all of the expenses incident to the transactions contemplated by this Agreement which are incurred by Seller or their respective representatives.

13.3 Notices.
     -------

     All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered mail or certified mail, return receipt requested, to the appropriate party at the following address (or at such other address for a party as shall be specified by notice pursuant hereto):

     (a)  If to Purchaser No. 1, to:

          Pomeroy  Computer  Resources,  Inc.
               1020  Petersburg  Road
               Hebron,  Kentucky  41048

     (b)  If to Purchaser No. 2, to

               Pomeroy  Select  Integration  Solutions,  Inc.
               1020  Petersburg  Road
               Hebron,  Kentucky  41048

          With  a  copy  to:

               James  H.  Smith  III,  Esq.
               Lindhorst  &  Dreidame
               312  Walnut  Street,  Suite  2300
               Cincinnati,  Ohio  45202

     (b)  If to Seller, to:

               Datasource  Systems  Corporation,
               dba  Datasource  Hagen  and
               Datasource  Systems  Marketing  Corporation
               6520  Nordic  Drive,  S.
               Edina,  Minnesota  55439

          With  a  copy  to:

               John  Watson,  Esq.
               Siegel, Brill, Greupner, Duffy & Foster, P.A. 1300 Washington Square
               100  Washington  Ave.  So.
               Minneapolis,  Minnesota  55401

     (c)  If to Shareholder, to:

               Roar  Lund
               6520  Nordic  Dr.  S.
               Edina,  Minnesota  55439

13.4 Binding  Effect.
     ---------------

     Except as may be otherwise provided herein, this Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.5 Headings.
     --------

     The headings in this  Agreement  are  intended  solely for  convenience  of
     reference   and  shall  be  given  no  effect   in  the   construction   or
     interpretation of this Agreement.

13.6 Exhibits.
     --------

     The  Exhibit  and  Disclosure   Schedule  referred  to  in  this  Agreement
     constitute an integral part of this Agreement as if fully rewritten herein.

13.7 Counterparts.
     ------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which constitute together one and the same document.

13.8 Governing  Law.
     --------------

     This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to its laws regarding conflict of laws.

13.9 Severability.
     ------------

     If any provision of this Agreement shall be held unenforceable, invalid, or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

13.10 Waivers;  Remedies  Exclusive.
      -----------------------------

     No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement or of any representation or warranty contained herein shall be held to constitute a waiver of any other breach or a continuation of the same breach. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party granting the same. Except as otherwise provided in the Escrow Agreement, the Employment Agreement, the Lease Agreement and the Covenant Not to Compete Agreements, the indemnification provided for by Section 12 herein shall constitute the exclusive remedy of any party with respect to (i) the matters for which such indemnification is provided and (ii) any other matters arising out of, relating to or connected with this Agreement or the transactions contemplated hereby, and whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort or other legal theory whatsoever.

13.11 Assignments.
      -----------

     Except as otherwise provided in this Agreement, no party shall assign its rights or obligations hereunder prior to Closing without the prior written consent of the other party.

13.12 Entire  Agreement.
      -----------------

     This Agreement and the agreements, instruments and other documents to be delivered hereunder constitute the entire understanding and agreement concerning the subject matter hereof. All negotiations between the parties hereto are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto between the parties other than those incorporated herein and to be delivered hereunder. Except as otherwise expressly contemplated by this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm or corporation other than the parties hereto any rights or privilege hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.

13.13 Business  Records.
      -----------------

     Seller and Shareholder shall be permitted to retain copies of such books and records relating to Purchased Assets No. 1 and/or Purchased Assets No. 2 and relating to the accounting and tax matters of Business No. 1 and/or Business No. 2 and to have access to all original copies of records so delivered to Purchaser No. 1 and/or Purchaser No. 2 at reasonable times, for any reasonable business purpose, for a period of six (6) years after the Closing.

13.14 Dissolution  of  Seller.
      -----------------------

     Purchaser No. 1 and Purchaser No. 2 acknowledge that following the Closing, Seller may adopt a plan of liquidation with the intent to dissolve the corporation. Provided, however, Seller and Shareholder agree that the plan of liquidation will not be effectuated and implemented by Seller until all the conditions set forth in Section 2 of this Agreement regarding the transfer of all the respective purchased assets have been effectuated by Seller. Seller acknowledges that Purchaser No. 1 and Purchaser No. 2 will suffer irreparable harm in the event that Seller would liquidate prior to satisfying all of its obligations under the terms of this Agreement and the exhibits hereto.

13.15 Compliance  with  Bulk  Sales  Act.
      ----------------------------------

     Purchaser No. 1 and Purchaser No. 2 waive compliance with the provisions of any applicable bulk sales law and Seller and Shareholder, jointly and severally, agree to indemnify and hold harmless Purchaser No. 1 and Purchaser No. 2 from any liability incurred as a result of the failure to so comply, except to liabilities explicitly assumed hereunder by Purchaser No. 1 and/or Purchaser No. 2.


                                      14.
                        SALE OF EQUIPMENT BY SHAREHOLDER
                        --------------------------------
                            DBA GEILO LEASING COMPANY
                           --------------------------

14.1 At Closing, Shareholder shall sell to Purchaser No. 1 the equipment set forth on Exhibit J attached hereto, along with any and all leases relating thereto, for the sum of Thirty Thousand Dollars ($30,000.00). Such transfer shall be by bill of sale and assignment and incident thereto, Shareholder shall represent good title to such assets, free and clear of all encumbrances whatsoever, whether perfected or unperfected, and by way of illustration, that there are not any unpaid taxes, assessments or charges due or payable by Shareholder to any federal, state or local agency, or any obligations or liabilities or any unsatisfied judgment(s) against, or to the best of Shareholder's knowledge, any litigation or proceeding pending or threatened against Shareholder by any party that could become a claim, obligation, liability, lien or other charge of or against Purchaser No. 1 or such assets.


                                      15.
                                PLEDGE AGREEMENT
                                ----------------

15.1 To secure Shareholder's obligations under this Agreement, Shareholder shall pledge to Purchaser No. 1 and Purchaser No. 2 all of his membership interest in Lund Real Properties, LLC, a Minnesota limited liability company. A copy of said pledge agreement is attached hereto and incorporated herein by reference as Exhibit K.

     The parties hereto have executed this Agreement as of the date first above written.

WITNESSES:                         DATASOURCE SYSTEMS CORPORATION dba DATASOURCE
HAGEN  and
                                   DATASOURCE  SYSTEMS
                                   MARKETING  CORPORATION
___________________________


___________________________          By:________________________________
                                        Roar  Lund,  President

                                   POMEROY  COMPUTER  RESOURCES,
___________________________          INC.


___________________________          By:________________________________
                                        Stephen  E.  Pomeroy
                                        Chief  Financial  Officer

                                     POMEROY  SELECT  INTEGRATION
___________________________          SOLUTIONS,  INC.


___________________________          By:________________________________
                                        Stephen  E.  Pomeroy
                                        CEO  and  President

___________________________          __________________________________
                                   ROAR  LUND

___________________________

                                                                         (jj)(2)

     EMPLOYMENT  AGREEMENT


THIS AGREEMENT made as of the 3rd day of July, 2000, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company"), and ROAR LUND ("Employee").

                              W I T N E S S E T H :

WHEREAS, the Company entered into an Asset Purchase Agreement ("Purchase Agreement") of even date pursuant to which it purchased substantially all the assets of DataSource Systems Corporation, dba DataSource Hagen ("DataSource") used in its business of marketing and selling a broad range of microcomputers and related products including equipment selection procurement and configuration; and

WHEREAS, Employee, as an inducement for and in consideration of Company entering into the Purchase Agreement, has agreed to enter into and execute this Employment Agreement pursuant to Section 6 thereof; and

WHEREAS, Company desires to engage the services of Employee, pursuant to the terms, conditions and provisions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

1.   Employment.  The Company  agrees to employ the  Employee,  and the Employee
     ---------
     agrees to be employed by the Company, upon the following terms and conditions.

2.   Term. The initial term of Employee's  employment pursuant to this Agreement
     ----
     shall begin on the 3rd day of July, 2000, and shall continue for a period of five (5) years, ending June 30, 2005 unless terminated earlier pursuant to the provisions of Section 10, provided that Sections 8, 9, 10(b) and 11, if applicable, shall survive the termination of such employ-ment and shall expire in accordance with the terms set forth therein.

3.   Renewal Term. The term of Employee's  employment shall  automatically renew
     ------------
     for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the terms of this Agreement sixty (60) days prior to expiration of the then expiring term.

4.   Duties.  Employee  shall serve as Manager of the Company's  Minneapolis/St.
     ------
     Paul Division. Employee shall be responsible to and report directly to the officers of Company. Employee shall at all time have such powers and authorities as shall be reasonably required to discharge such duties in an efficient manner together with such facilities and services as are appropriate to his position. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee further agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

5.   Compensation.  For  all  services  rendered  by  the  Employee  under  this
     ------------
     Agreement (in addition to other monetary or other benefits referred to herein), compensation shall be paid to Employee as follows:

     (a) Base Salary: During each fiscal year of the initial term of this Agreement, Employee shall be paid an annual base salary of One Hundred Thirty-Two Thousand Dollars ($132,000.00). Said base salary shall be payable in accordance with the historical payroll practices of the Company.

6.   Fringe  Benefits.  During  the term of this  Agreement,  Employee  shall be
     ----------------
     entitled to the following benefits:

     (a) Health Insurance - Employee shall be provided with the standard family medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

     (b)  Vacation - Employee shall be entitled each year to a vacation of three
          (3) weeks during which time his compensa-tion will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

     (c) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the Company during the term of this Agreement.

     (d) Automobile - Company shall provide Employee with an automobile allowance of $500.00 per month. Employee shall be responsible for all insurance, maintenance and repairs to such vehicle.

     (e) Other Company Programs - Employee shall be eligible to participate in any other plans or programs implemented by the Company for all of its employees with duties and responsibilities similar to Employee.

     (f) Employee shall be responsible for any and all taxes owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

7.   Expenses. During the term of this Agreement,  Employee shall be entitled to
     ---------
     receive prompt reimbursement for all reasonable and customary travel and entertainment expenses or other out-of-pocket business expenses incurred by Employee in fulfilling the Employee's duties and responsibilities hereunder, including, all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the reasonable policies and procedures established by the Company.

8.   Non-Competition.  Employee expressly acknowledges the provisions of Section
     ---------------
     7 of the Purchase Agreement relating to Employee's Covenant Not to Compete with Company and also Employee's Covenant Not to Compete with Company's wholly-owned subsidiary, Pomeroy Select Integration Solutions, Inc.
     Accordingly, such provisions of Section 7 are incorporated herein by reference to the extent as if restated in full herein. In addition to the consideration received under this Agreement, Employee acknowledges that as the sole shareholder of the common stock of DataSource, he has received substantial consideration pursuant to such Purchase Agreement and that as an inducement for, and in consideration of, Company entering into the Purchase Agreement and Company entering into this Agreement, Employee has agreed to be bound by such provisions of Section 7 of the Pur-chase Agreement. Accordingly, such provisions of Section 7 and Exhibits I-2 and I-3 and the restrictions on Employee thereby imposed shall apply as stated therein.

9.   Non-Disclosure  and Assignment of  Confidential  Information.  The Employee
     ------------------------------------------------------------
     acknowledges   that  the  Company's  trade  secrets  and  confidential  and proprietary information, including without limitation:

     (a)     unpublished  information  concerning  the  Company's:

          (i)     research  activities  and  plans,
          (ii)    marketing  or  sales  plans,
          (iii)   pricing  or  pricing  strategies,
          (iv)    operational  techniques,
          (v)     customer  and  supplier  lists,  and
          (vi)    strategic  plans;

     (b) unpublished financial information, including unpublished information concerning revenues, profits and profit margins;

     (c)     internal  confidential  manuals;  and

     (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

10.  Termination.
     ------------

(a) The Employee's employment with the Company may be terminated at any time as follows:

          (i)  By Employee's death;

          (ii) By  Employee's   physical  or  mental  disability  which  renders
               Employee unable to perform his duties hereunder;

          (iii)By the Company, for cause upon three (3) day's written notice to Employee. For purposes of this Agreement, the term "cause" shall mean termination upon: (i) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of his duties; (ii) the conviction of Employee of a felony or other crime involving theft or fraud, (iii) Employee's gross neglect, gross misconduct or gross insubordination in carrying out his duties hereunder resulting, in either case, in material harm to the Company; or (iv) any material breach by Employee of this Agreement; or (v) by either the Employee or Company upon ninety
               (90) days' written notice at any time after thirty-six (36) months of employment. Company's right to terminate shall only be applicable if it has closed its Minneapolis/St. Paul Division.

     (b) Compensation upon Termination: In the event of termination of employment, the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination.

11.  Disability.  In the event that Employee becomes temporarily disabled and/or
     -----------
     totally and permanently disabled, physically or mentally, which renders him unable to perform his duties hereunder, Employee shall receive one hundred percent (100%) of his base annual salary (in effect at the time of such disability) for a period of one (1) year following the initial date of such disability (offset by any payments to the Employee received pursuant to disability benefit plans, if any, maintained by the Company.) Such payments shall be payable in twelve consecutive equal monthly installments and shall commence thirty (30) days after the determination by the physicians of such disability as set forth below.

     For purposes of this Agreement, Employee shall be deemed to be temporarily disabled and/or totally and permanently disabled if attested to by two qualified physicians, (one to be selected by Company and the other by Employee) competent to give opinions in the area of the disabled Employee's physical and/or mental condition. If the two physicians disagree, they shall select a third physician, whose opinion shall control. Employee shall be deemed to be temporarily disabled and/or totally and permanently disabled if he shall become disabled as a result of any medically determinable impairment of mind or body which renders it impossible for such Employee to perform satisfactorily his duties hereunder, and the qualified physician(s) referred to above certify that such disability does, in fact, exist. The opinion of the qualified physician(s) shall be given by such physician(s), in writing directed to the Company and to Employee. The physician(s) decision shall include the date that disability began, if possible, and the 12th month of such disability, if possible. The decision of such physician(s) shall be final and conclusive and the cost of such examination shall be paid by Company.

12.  Severability.  In case any one (1) or more of the  provisions  or part of a
     ------------
     provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

13.  Governing  Law. This  Agreement  shall be governed and construed  under the
     --------------
     laws of the State of Minnesota and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

14.  Notices. All notices,  requests,  demands and other communications relating
     -------
     to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt re-quested, postage prepaid to the following addresses (or to such other address for a party as shall be specified by notice pursuant hereto):


     If  to  Company,  to:    Pomeroy  Computer  Resources,  Inc.
                              1020  Petersburg  Road
                              Hebron,  Kentucky  41048

     With  a  copy  to:       James  H.  Smith  III,  Esq.
                              Lindhorst  &  Dreidame  Co.,  L.P.A.
                              312  Walnut  Street,  Suite  2300
                              Cincinnati,  Ohio  45202

     If  to  Employee, to:    the  Employee's  residential  address,  as
                              set  forth  in  the  Company's  records

     With  a  copy  to:       John  Watson,  Esq.
                              Siegel,  Brill, Greupner,  Duffy  &  Foster,  P.A.
                              1300  Washington  Square
                              100  Washington  Ave.  So.
                              Minneapolis,  Minnesota  55401


15.  Enforcement of Rights.  The parties expressly  recognize that any breach of
     ---------------------
     this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction in Hennepin County, Minnesota, either at law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement. Should either party engage in any activities prohibited by this Agreement, such party agrees to pay over to the other party all compensation, remuneration, monies or property of any sort received in connection with such activities. Such payment shall not impair any rights or remedies of any non-breaching party or obligations or liabilities of any breaching party pursuant to this Agreement or any applicable law.

16.  Entire  Agreement.  This Agreement and the Purchase  Agreement  referred to
     -----------------
     herein contain the entire understanding of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

17.  Parties in Interest.
     --------------------

     (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (i) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of Company

     (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this
          Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

18.  Representations  of Employee.  Employee  represents and warrants that he is
     -----------------------------
     not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.

19.  Counterparts.  This  Agreement may be executed  simulta-neously  in several
     ------------
     counterparts, each of which shall be deemed an original part, which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed effec-tive as of the day and year first above written.

WITNESSES:                              COMPANY:
                                        POMEROY  COMPUTER  RESOURCES,  INC.
__________________________

__________________________          By:_________________________________
                                        Stephen  E.  Pomeroy
                                        Chief  Financial  Officer


                                   EMPLOYEE:
__________________________

__________________________             _________________________________
                                        Roar  Lund

                                                                         (jj)(3)

     AGREEMENT
--------------

This Agreement made and entered into this _____ day of ______________, 2000, by and between DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and dba DATASOURCE SYSTEMS MARKETING CORPORATION, a Delaware corporation (hereinafter referred to as "Seller"), and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, Seller is a full-service provider of a variety of computer service and support solutions, including installation, training, setup and consultation, to large and medium size commercial, governmental and other professional customers throughout the Minneapolis/St. Paul, Minnesota Metropolitan area; and

WHEREAS, simultaneously with the execution of this Agreement, Seller and Purchaser have entered into an Asset Purchase Agreement ("Asset Purchase Agreement") whereby Seller has sold to Purchaser substantially all of the assets of Seller relating to Seller's Business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration; and

WHEREAS, the Purchaser would not have entered into the Asset Purchase Agreement with Seller without the consent of Seller to enter into this Covenant Not to Compete Agreement; and

WHEREAS, pursuant to Section 7.1 and Exhibit E of said Asset Purchase Agreement, Seller agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. In consideration of the payments to be made by Purchaser to Seller for its assets, Seller covenants and agrees that for a period equal to five (5) years from the closing of the Asset Purchase Agreement of even date, Seller will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office and conducts Business during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Seller from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board.

     (f) Nothing in this Agreement shall prohibit Seller from being affiliated with DS Capital, LLC, a company engaged in the leasing business which is owned by Seller's Shareholder, solely for the purposes of servicing any existing leases of such company as of the date hereof, or any renewal or extensions thereof for such equipment. Seller acknowledges that any new leasing business that may be generated from the date hereof shall be originated through Purchaser's wholly owned subsidiary, Technology Integration Financial Services, Inc.

      For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing, or supporting of microcomputer products, microcomputer support solutions and computer integration products, peripheral devices and related products and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Notwithstanding anything herein to the contrary, the "Business of Purchaser" shall only include business activity that is reasonably related to, and is directly competitive with, the business engaged in by Purchaser during the term of this Agreement.

     Seller has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Seller herein, and agrees that the same are necessary for the reasonable and proper protection of Seller's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Seller that it will abide by and be bound by each of the covenants and restrictions herein; and Seller agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Seller hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Seller's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Seller pursuant to an Asset Purchase Agreement to which Seller and Purchaser are parties of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Seller and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.

                              SELLER:
                              ---------

                              DATASOURCE  SYSTEMS  CORPORATION,
                              dba  DATASOURCE  HAGEN  and  dba
                              DATASOURCE  SYSTEMS  MARKETING
                              CORPORATION



                              By:  __________________________________
                                    Roar  Lund,  President


                              PURCHASER:
                              ----------

                              POMEROY  COMPUTER  RESOURCES,  INC.



                              By:  ___________________________________
                                   Stephen  E.  Pomeroy, Chief Financial Officer

     EXHIBIT  A
----------------

                        STATES IN WHICH PURCHASER AND/OR
                       ITS SUBSIDIARIES TRANSACT BUSINESS



     1.           Alabama
     2.           Arkansas
     3.           California
     4.           Florida
     5.           Georgia
     6.           Indiana
     7.           Illinois
     8.           Iowa
     9.           Kentucky
     10.          Maryland
     11.          Massachusetts
     12.          Michigan
     13.          Minnesota
     14.          Mississippi
     15.          North  Carolina
     16.          Ohio
     17.          Oklahoma
     18.          Pennsylvania
     19.          South  Carolina
     20.          Tennessee
     21.          Texas
     22.          Virginia
     23.          West  Virginia

                                                                         (jj)(4)

     AGREEMENT
--------------

This Agreement made and entered into this _____ day of ______________, 2000, by and between DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and dba DATASOURCE SYSTEMS MARKETING CORPORATION, a Delaware corporation (hereinafter referred to as "Seller"), and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, Seller is a full-service provider of a variety of computer service and support solutions, including installation, training, setup and consultation, to large and medium size commercial, governmental and other professional customers throughout the Minneapolis/St. Paul, Minnesota Metropolitan area; and

WHEREAS, simultaneously with the execution of this Agreement, Seller and Purchaser have entered into an Asset Purchase Agreement ("Asset Purchase Agreement") whereby Seller has sold to Purchaser substantially all of the assets of Seller relating to Seller's Business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration; and

WHEREAS, the Purchaser would not have entered into the Asset Purchase Agreement with Seller without the consent of Seller to enter into this Covenant Not to Compete Agreement; and

WHEREAS, pursuant to Section 7.1 and Exhibit E-1 of said Asset Purchase Agreement, Seller agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. In consideration of the payments to be made by Purchaser to Seller for its assets, Seller covenants and agrees that for a period equal to five (5) years from the closing of the Asset Purchase Agreement of even date, Seller will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office and conducts Business during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Seller from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board.

     (f) Nothing in this Agreement shall prohibit Seller from being affiliated with DS Capital, LLC, a company engaged in the leasing business which is owned by Seller's Shareholder, solely for the purposes of servicing any existing leases of such company as of the date hereof, or any renewals or extensions thereof for such equipment. Owner acknowledges that any new leasing business that may be generated from the date hereof shall be originated through Purchaser's affiliate, Technology Integration Financial Services, Inc.

     For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing, or supporting of microcomputer products, microcomputer support solutions and computer integration products, peripheral devices and related products and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.


     Notwithstanding anything herein to the contrary, the "Business of Purchaser" shall only include business activity that is reasonably related to, and is directly competitive with, the business engaged in by Purchaser during the term of this Agreement.

     Seller has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Seller herein, and agrees that the same are necessary for the reasonable and proper protection of Seller's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Seller that it will abide by and be bound by each of the covenants and restrictions herein; and Seller agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Seller hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Seller's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Seller pursuant to an Asset Purchase Agreement to which Seller and Purchaser are parties of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Seller and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.

                              SELLER:
                              --------

                              DATASOURCE  SYSTEMS  CORPORATION,
                              dba  DATASOURCE  HAGEN  and  dba
                              DATASOURCE  SYSTEMS  MARKETING
                              CORPORATION



                              By:  __________________________________
                                    Roar  Lund,  President


                              PURCHASER:
                              ------------

                              POMEROY  SELECT  INTEGRATION
                              SOLUTIONS,  INC.



                              By:  ___________________________________
                                   Stephen  E.  Pomeroy,  President

     EXHIBIT  A
----------------

                            STATES IN WHICH PURCHASER
                          AND/OR ITS PARENT CORPORATION
                          AND/OR SUBSIDIARIES OR OTHER
                          AFFILIATES TRANSACT BUSINESS


     1.          Alabama
     2.          Arkansas
     3.          California
     4.          Florida
     5.          Georgia
     6.          Indiana
     7.          Illinois
     8.          Iowa
     9.          Kentucky
     10.         Maryland
     11.         Massachusetts
     12.         Michigan
     13.         Minnesota
     14.         Mississippi
     15.         North  Carolina
     16.         Ohio
     17.         Oklahoma
     18.         Pennsylvania
     19.         South  Carolina
     20.         Tennessee
     21.         Texas
     22.         Virginia
     23.         West  Virginia

                                                                         (jj)(5)

     AGREEMENT
--------------

This Agreement made and entered into this _____ day of ___________, 2000, by and between ROAR LUND (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and dba DATASOURCE SYSTEMS MARKETING CORPORATION, a Delaware corporation ("Company"), for the acquisition of certain of its assets (the "Business"); and

WHEREAS, Owner owns One Hundred Percent (100%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Section 7.1 and Exhibit E-2 of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (100% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of five (5) years from the closing of the Asset Purchase Agreement of even date or one (1) year after the termination of Owner's employment with Purchaser pursuant to the terms of an Employment Agreement of even date, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office and conducts Business during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board.

     (f) Nothing in this Agreement shall prohibit Owner from owning or purchasing any stock, or serving as an officer, director or employee of DS Capital, LLC, a corporation engaged in the leasing business solely for the purposes of servicing any existing leases of such company as of the date hereof, or any renewals or extensions thereof for such equipment. Owner acknowledges that any new leasing business that may be generated from the date hereof shall be originated through Purchaser's wholly owned subsidiary, Technology Integration Financial Services, Inc. Nothing in this Agreement shall prohibit Owner from owning 25% of the outstanding stock of Electronic Media Group, Inc., a web development company.

     For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Notwithstanding anything herein to the contrary, the "Business of Purchaser" shall only include business activity that is reasonably related to, and is directly competitive with, the business engaged in by Purchaser during the term of this Agreement.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota.


IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              ROAR  LUND


                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                                   STEPHEN  E.  POMEROY
                                   Chief  Financial  Officer

     EXHIBIT  A
----------------

                        STATES IN WHICH PURCHASER AND/OR
                       ITS SUBSIDIARIES TRANSACT BUSINESS

     1.           Alabama
     2.           Arkansas
     3.           California
     4.           Florida
     5.           Georgia
     6.           Indiana
     7.           Illinois
     8.           Iowa
     9.           Kentucky
     10.          Maryland
     11.          Massachusetts
     12.          Michigan
     13.          Minnesota
     14.          Mississippi
     15.          North  Carolina
     16.          Ohio
     17.          Oklahoma
     18.          Pennsylvania
     19.          South  Carolina
     20.          Tennessee
     21.          Texas
     22.          Virginia
     23.          West  Virginia

                                                                         (jj)(6)

     AGREEMENT
--------------

This Agreement made and entered into this _____ day of ___________, 2000, by and between ROAR LUND (hereinafter referred to as "Owner") and POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with DATASOURCE SYSTEMS CORPORATION, dba DATASOURCE HAGEN and dba DATASOURCE SYSTEMS MARKETING CORPORATION, a Delaware corporation ("Company"), for the acquisition of certain of its assets (the "Business"); and

WHEREAS, Owner owns One Hundred Percent (100%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Section 7.1 and Exhibit E-3 of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (100% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of five (5) years from the closing of the Asset Purchase Agreement of even date or one (1) year after the termination of Owner's employment with Purchaser pursuant to the terms of an Employment Agreement of even date, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office and conducts Business during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board.

     (f) Nothing in this Agreement shall prohibit Owner from owning or purchasing any stock, or serving as an officer, director or employee of DS Capital, LLC, a corporation engaged in the leasing business solely for the purposes of servicing any existing leases of such company as of the date hereof, or any renewals or extensions thereof for such equipment. Owner acknowledges that any new leasing business that may be generated from the date hereof shall be originated through Purchaser's affiliate, Technology Integration Financial Services, Inc. Nothing in this Agreement shall prohibit Owner from owning 25% of the outstanding stock of Electronic Media Group, Inc., a web development company.

     For purposes of this Section, the "Business of Purchaser" shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Notwithstanding anything herein to the contrary, the "Business of Purchaser" shall only include business activity that is reasonably related to, and is directly competitive with, the business engaged in by Purchaser during the term of this Agreement.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota.


IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              ROAR  LUND


                              POMEROY  SELECT  INTEGRATION
                              SOLUTIONS,  INC.


                              By:________________________________
                                   STEPHEN  E.  POMEROY
                                   President

     EXHIBIT  A
---------------

                           STATES IN WHICH PURCHASER
                          AND/OR ITS PARENT  COMPANIES
                         AND/OR  SUBSIDIARIES  OR  OTHER
                          AFFILIATES TRANSACT BUSINESS



     1.          Alabama
     2.          Arkansas
     3.          California
     4.          Florida
     5.          Georgia
     6.          Indiana
     7.          Illinois
     8.          Iowa
     9.          Kentucky
     10.         Maryland
     11.         Massachusetts
     12.         Michigan
     13.         Minnesota
     14.         Mississippi
     15.         North  Carolina
     16.         Ohio
     17.         Oklahoma
     18.         Pennsylvania
     19.         South  Carolina
     20.         Tennessee
     21.         Texas
     22.         Virginia
     23.         West  Virginia